As filed with the Securities and Exchange Commission on September 8, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

THE KENSINGTON FUNDS
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-C, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Finanical Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Item 1. Report to Stockholders.

S E M I A N N U A L R E P O R T

S I X   M O N T H S   E N D E D   J U N E   3 0,   2 0 0 6

THE KENSINGTON FUNDS

Real Estate Securities Fund

Strategic Realty Fund

Select Income Fund

International Real Estate Fund

Value added Strategies in

Real Estate Securities

THE KENSINGTON FUNDS

TABLE OF CONTENTS

A LETTER FROM THE PRESIDENT	1

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a glance	4
Management’s dicussion and analysis	6
Expense example	8
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Other share class results	18

KENSINGTON STRATEGIC REALTY FUND
Results at a glance	20
Management’s dicussion and analysis	22
Expense example	24
Schedule of Portfolio Investments	26
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Statement of Cash Flows	33
Financial Highlights	34
Other share class results	36

KENSINGTON SELECT INCOME FUND
Results at a glance	38
Management’s dicussion and analysis	40
Expense example	42
Schedule of Portfolio Investments	44
Statement of Assets and Liabilities	48
Statement of Operations	50
Statement of Changes in Net Assets	51
Statement of Cash Flows	54
Financial Highlights	56
Other share class results	58

KENSINGTON INTERNATIONAL REAL ESTATE FUND
Management’s dicussion and analysis	60
Expense example	62
Schedule of Portfolio Investments	64
Statement of Assets and Liabilities	68
Statement of Operations	69
Statement of Changes in Net Assets	70
Financial Highlights	72

NOTES TO THE FINANCIAL STATEMENTS	74

OTHER DISCLOSURES	84

DEFINITIONS	85

FUND MANAGEMENT	86

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

THE KENSINGTON FUNDS

A   LETTER  FROM   THE   PRESIDENT

Dear Investor,

We are pleased to report positive performance for each of the domestic Kensington Funds during the first half of 2006, as well as the launch of the Kensington International Real Estate Fund on April 28. Global real estate stocks performed well during the period, up 13.56% year-to-date and continuing to offer investors high current income, diversification benefits and competitive returns relative to equity alternatives.1

Leading the U.S. REIT market in the first six months were Office, Multifamily and Hotel stocks, while Manufactured Homes, Healthcare and Regional Malls REITs underperformed.2 REIT market returns were driven by 4.7% dividend yields plus solid 11% REIT earnings growth.3  Notably, REITs’ strong performance occurred despite four 25 basis point rises in the federal funds rate since January 1, confirming historical evidence supporting REITs’ low correlation to interest rates.

INVESTMENT  REVIEW

Thus far, 2006 has presented a challenging environment for stock markets, fueled by the threat of inflation, geopolitical risks and uncertainties about the resilience of the U.S. economy in the face of cooling housing markets and climbing energy prices. Despite the “glass-half-empty” sentiment that periodically grips markets, we believe that further indications of a growing economy, positive job growth, further signs of healthy retail spending trends and increasing investor demand for real estate positions the real estate sector well to compete for capital moving forward.

Real Estate Fundamentals Remain Strong

While there are differences among property types and geographic regions, industry fundamentals have continued to improve. We have witnessed U.S. vacancy rates fall in the major property types over the last two years, while rents continue to move higher in many markets. Office asking rents just experienced the fastest rise in about five years, with central business district occupancy rates averaging a stable 89%.4 Manhattan class A office properties reached their lowest vacancy rate and highest asking rent since August 2001.5
Equally important is the supply side of the equation. Restrained construction activity continues to contribute to strong real estate fundamentals. The aggregate commercial property construction pipeline represents only a 2.6% increase in existing U.S. inventory - low by historical standards.6

These positive drivers for commercial real estate are translating into earnings and dividend growth for many companies. Inflation and interest rate pressures, while higher than they were six months ago, are moderate. Perhaps a unique period marked by easy monetary policy and muted inflation is coming to and an end, but we see secular trends such as globalization, productivity growth and technology gains continuing to support global economic growth with moderate core inflation; a healthy REIT operating environment.

THE KENSINGTON FUNDS

Current Valuations Continue to Attract Capital

In our prior correspondence, we expressed a belief that the real estate securities market was shifting to a more normal market environment from one fueled by historically cheap valuation levels in the late’90s. The shift toward equilibrium with broader equities valuations continues this year, indicating, in our view, that REITs are priced to produce competitive risk-adjusted returns, supported by strong commercial property fundamentals and above average earnings growth.

Recent merger and acquisition transactions in the U.S. REIT market highlight the attractiveness of REIT values to institutional real estate investors. Since May 2004, 23 REITS totaling over $68 billion have been acquired at an average premium of 16% to the pre-announcement stock price.7 These transactions validate that a) demand is strong for commercial real estate, b) a number of REITs are trading at discounts to the private market value of their properties and c) there is a widespread anticipation by large-scale institutional investors that strong REIT earnings growth will support a healthy total return relative to current alternatives.

International Real Estate Market Growth Presents Opportunity

REIT company structures, with their long-established history in the U.S. and Australia, are steadily emerging as the favored real estate vehicle worldwide. The expansion of REIT or REIT-like structures is being fueled by a pervasive need for income-producing investment vehicles, a preference for transparent ownership structures, increased tax efficiency and the rising necessity for countries to compete for capital on a global scale. The REIT phenomenon is driving securitization growth in the global real estate marketplace; doubling since December 2003, the $720 billion market offers investors substantial access to opportunities that would have otherwise been out of reach.8

In April of this year, we announced the addition of the Kensington International Real Estate Fund to our family of funds. The fund is designed to offer investors equity exposure to primarily large, high quality international real estate companies in the modern property markets of Europe, Asia and Australia. We are excited about the opportunities presented by a maturing global marketplace for real estate securities. Like the U.S. REIT market in the early 1990s, we believe that the international real estate market is poised for significant growth as capital shifts from private, non-traded markets into the publicly traded arena.

OUTLOOK

Our fundamental investment thesis, predicated on a constructive outlook for the U.S. economy, has not changed. We believe that continued economic growth will ultimately serve to drive earnings and dividends higher.

Our portfolios continue to be strategically focused on companies that we believe are best poised to benefit from an improving operating environment, such as companies with short lease durations or vacancy to fill in the Hotel, Office and Multifamily sectors. Overweight positions to these top performing property sectors year-to-date positively contributed to the Kensington Funds’ performance over the period.9 From a bottom-up perspective, we are focused on companies that exploit their competitive advantage and creatively recycle capital to drive value for shareholders, versus companies that rely on scale and/or passively collect rent.

Primary Risks to Our Investment Thesis Remain Systemic in Nature

In our view, the primary risks to our investment thesis are systemic in nature, in that a decelerating economy or spike in inflation would present a significant challenge for all financial markets, including REITs. Sustained demand growth is essential to support improving occupancy and rents, the key drivers of REIT cash flow and dividend growth.

In the short term, bouts of volatility in REITs and broader equities markets are inevitable as investors reassess risk tolerance and return requirements in response to the overall outlook for real economic growth and geopolitical stability. Over the long term, we believe that solid fundamentals, competitive valuations relative to alternatives and broadening investor demand for income-producing, non-correlated vehicles make a strong case for attractive real estate equity returns with manageable risk, positioning the asset class well to continue to compete for capital.

Thank you again for the trust you have placed in us. We look forward to the year ahead.

Sincerely,

JOHN KRAMER
and the Kensington Investment Committee

[1]	FTSE EPRA Global Real Estate Index year-to-date performance ending 6/30/06
[2]	Bear Stearns REIT Monitor 2Q06, as measured by the U.S. FTSE NAREIT Composite Index
[3]	Citigroup: ‘06/’05 FFO Growth, 7/11/06
[4]	CoStar Group, Inc.: The CoStar Office Report, 2Q06
[5]	Colliers ABR, June 2006
[6]	Citigroup: Aggregate constructions starts, year-over-year trailing 3-month average through May 2006
[7]	Kensington Research, July 2006
[8]	Thomson Financial: FTSE NAREIT/EPRA Global Real Estate Index market capitalization
[9]	Bear Stearns: 6-month returns as of 6/30/06 for the Office, Multifamily and Hotel sectors were 22.87%, 22.41% and
18.77%, respectively

KENSINGTON REAL ESTATE SECURITIES FUND

RESULTS  AT  A  GLANCE

AVERAGE ANNUAL RETURN			SINCE	TRAILING	30-DAY
FOR PERIOD ENDED JUNE 30, 2006			INCEPTION	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(12/31/02)	YIELD	YIELD[1]

Real Estate Securities Fund at NAV	21.80%	25.83%	26.40%	2.46%	2.57%
with sales load	14.81%	23.37%	24.27%	2.33%	2.43%
MSCI US REIT Index[2]	19.65%	26.16%	26.69%
S&P 500 Index[3]	8.62%	11.20%	13.08%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 18.

1	The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
2	The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.
3	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
June 30, 2006:

			SINCE
			INCEPTION
CLASS A SHARES*	1 YEAR	3 YEAR	(12/31/02)
reflecting 5.75% maximum sales charge	14.81%	23.37%	24.27%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 18.

KENSINGTON REAL ESTATE SECURITIES FUND

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

The Kensington Real Estate Securities Fund is designed for investors looking to maintain a commitment to real estate in their portfolios, with a focus on large, high quality companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

The Kensington Real Estate Securities Fund generated positive performance for the six months ended June 30, 2006, posting a total return of 14.57% (A shares).1 The benchmark MSCI U.S. REIT Index, by comparison, generated a 13.47%.2 The Kensington Real Estate Securities Fund met its yield objective, resulting in a trailing 12-month dividend yield of 2.46%.3

INVESTMENT  STRATEGY

The Fund’s portfolio is well balanced across all property types. Overall, the Fund owns a targeted list of companies - currently 30 holdings out of approximately 300 stocks in the real estate securities universe. We concentrated the portfolio’s holdings following a very robust first quarter in order to protect gains and focus on our most favored companies. This strategy has worked well for the Fund thus far.

Regarding portfolio strategy, the Fund’s positioning toward the downtown office, multifamily and hotel sectors have worked well so far this year. Business fundamentals in each of these sectors are strong and, in our view, bode well for the future.

We continue to believe that real economic growth, together with employment and wage gains, are salutary for our investments in real estate companies.

In terms of concerns, while there is always a risk of near term price volatility, we feel the primary risks to commercial real estate companies, such as economic weakness or sudden interest rate increases, would affect the broader equities markets as well.

IN  CONCLUSION

In an environment with solid real Gross Domestic Product (GDP) growth, commercial real estate companies should be able to lease up vacant space and grow rents. We anticipate 6% to 8% earnings (FFO) growth over the next several years, which should generate total returns in line with their long term historical averages and competitive with stocks and bonds. We remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

JOEL BEAM
Portfolio Manager

[1]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 21.80%
(14.81% reflecting the maximum sales charge). Past performance is not predictive of future performance.
[2]	The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. An investor cannot invest directly in an index.
[3]	Kensington Real Estate Securities dividend rate is the sum of the trailing 12 months of dividends (for Class A shares)
divided by the 6/30/06 NAV.
[4]	The Price/Earnings (P/E) Ratio is the share price of a stock divided by its per-share earnings over the past year. The P/E ratio is also called the multiple. For REITs, the earnings multiple is expressed as “Funds From Operations,” or P/FFO.

KENSINGTON REAL ESTATE SECURITIES FUND

EXPENSE  EXAMPLE

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class A	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,145.70	$7.71
Hypothetical			$7.25
(5% return before expenses)	$1,000.00	$1,017.60

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class B	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,140.60	$11.68
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.88	$10.99

Kensington Real Estate	Beginning	Ending	Expenses Paid
Securities Fund	Account Value	Account Value	During Period*
Class C	January 1, 2006	June 30, 2006
Actual	$1,000.00	$1,141.10	$11.68
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.88	$10.99

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class Y	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,033.10	$6.05
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.84	$6.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, and 1.20% for Class Y multiplied by the average account value over the period, multiplied by 181 days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON REAL ESTATE SECURITIES FUND

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 0 0 6   ( U n a u d i t e d )

		Market
	Shares	Value($)
Real Estate Common Stock (98.6%)

Diversified (3.9%)
Vornado Realty Trust	29,850	2,911,868

Healthcare (5.9%)
Health Care REIT, Incorporated	41,000	1,432,950
Senior Housing Properties Trust	80,200	1,436,382
Ventas, Incorporated	43,800	1,483,944
		4,353,276
Hotel (7.3%)
Strategic Hotels & Resorts, Incorporated	42,300	877,302
Starwood Hotels & Resorts Worldwide, Incorporated	60,720	3,663,845
Sunstone Hotel Investors, Incorporated	29,400	854,364
		5,395,511
Industrial (6.5%)
EastGroup Properties, Incorporated	23,900	1,115,652
ProLogis Trust	70,810	3,690,617
		4,806,269
Mortgage (1.4%)
iStar Financial, Incorporated	28,325	1,069,269

Multifamily (16.8%)
Avalonbay Communities, Incorporated	26,750	2,959,085
Camden Property Trust	40,030	2,944,206
Equity Residential Properties Trust	80,930	3,619,999
Home Properties of New York, Incorporated	53,900	2,991,989
		12,515,279
Net Lease (4.2%)
Newkirk Realty Trust, Incorporated	80,300	1,394,008
Lexington Corporate Properties Trust	79,900	1,725,840
		3,119,848
Office (24.3%)
BioMed Realty Trust, Incorporated	9,300	278,442
Boston Properties, Incorporated	32,175	2,908,620
Brookfield Properties Corporation	92,900	2,988,593
Columbia Equity Trust, Incorporated	100,000	1,536,000
Equity Office Properties	98,700	3,603,537
Glenborough Realty Trust, Incorporated	102,100	2,199,234
Reckson Associates Realty Corporation	36,200	1,497,956
SL Green Realty Corporation	27,700	3,032,319
		18,044,701

See accompanying notes to the financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 0 0 6   ( U n a u d i t e d )   ( c o n t i n u e d )

	Shares
	or
	Principal	Market
	Amount	Value($)
Retail (23.4%)
Developers Diversified Realty Corporation	28,565	1,490,522
Feldman Mall Properties, Incorporated	129,530	1,419,649
General Growth Properties, Incorporated	59,535	2,682,647
Kimco Realty Corporation	80,000	2,919,200
Macerich Company	31,100	2,183,220
Pan Pacific Retail Properties, Incorporated	31,700	2,199,029
Simon Property Group, Incorporated	54,500	4,520,230
		17,414,497
Storage (5.0%)
Public Storage, Incorporated	48,695	3,695,950

Total Real Estate Common Stock		73,326,468

Repurchase Agreement (0.8%)
Custodial Trust Company, 4.50%, dated 6/30/06,
due 07/01/06, repurchase price $616,327
(collateralized by U.S. Treasury Notes, 3.875%, 01/15/09, valued $623,545)	$616,096	616,096

Total Investments in Securities
(cost $58,943,559) - 99.4%		73,942,564
Other assets in excess of Liabilities - 0.6%		431,410
NET ASSETS - 100.0%		$74,373,974

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT  OF  ASSETS  AND  LIABILITIES
J u n e   3 0,   2 0 0 6   ( U n a u d i t e d )

ASSETS
Investments, at value (cost $58,321,888)	$73,326,468
Repurchase agreements, at cost	616,096
Total Investments, (cost $58,943,559)	73,942,564
Interest and dividends receivable	283,320
Receivables from investment securities sold	143,312
Receivable for capital shares issued	206,440
Expense Reimbursements	4,372
Prepaid expenses	54,980
Total Assets	74,634,988

LIABILITIES
Payables for investments purchased	155,226
Accrued expenses and other payables
Investment advisory fees	50,040
Distribution fees	36,393
Administrative services plan fee	1,310
Administration, fund accounting and transfer agent fees	11,964
Other	6,081
Total Liabilities	261,014

NET ASSETS	$74,373,974

Capital	$55,510,185
Undistributed net investment income	75,461
Undistributed realized gains on investments	3,783,749
Net unrealized appreciation on investments	15,004,579
Net Assets	$74,373,974

Class A
Net Assets	$43,296,011
Shares outstanding	986,100
Redemption price per share	$43.91
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$46.59
Class B
Net Assets	$6,689,733
Shares outstanding	153,313
Offering and redemption price per share[1]	$43.63

Class C
Net Assets	$24,272,006
Shares outstanding	556,998
Offering and redemption price per share[1]	$43.58

Class Y
Net Assets	$116,224
Shares outstanding	2,648
Offering and redemption price per share[1]	$43.89

[1] Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT  OF  OPERATIONS
SIX  MONTHS  ENDED  JUNE 30, 2006  (Unaudited)

INVESTMENT INCOME
Dividend income	$1,379,071
Interest income	24,135
Total Investment Income	1,403,206

EXPENSES
Investment advisory fees	297,748
Distribution fees
Class A	52,346
Class B	30,812
Class C	109,914
Administration, fund accounting and transfer agent fees	38,532
Administrative services plan fees	18,355
State registration fees	16,733
Custodian fees	8,848
Printing fees	3,516
Legal fees	4,351
Audit fees	1,589
Insurance expense	738
Trustees’ fees	1,925
Other expenses	4,731
Total expenses before waivers	590,138
Plus expenses recouped by the Adviser	22,536
Interest expense	1,087
Net Expenses	613,761
Net Investment Income	789,445

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	3,412,149
Net realized losses from securities sold short	(29,665)
Change in unrealized appreciation from investments	4,911,863
Net realized/unrealized gains from investments and securities sold short	8,294,347
Change in net assets resulting from operations	$9,083,792

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$789,445	$1,316,540
Net realized gains from investments	3,412,149	6,653,780
Net realized losses from securities sold short	(29,665)	-
Net change in unrealized appreciation from investments	4,911,863	3,899,007
Change in net assets resulting from operations	9,083,792	11,869,327

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(478,805)	(867,368)
From net realized gains from investments	-	(3,842,737)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(51,742)	(73,860)
From net realized gains from investments	-	(499,900)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(182,754)	(322,094)
From net realized gains from investments	-	(1,928,548)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(684)	-
From net realized gains from investments	-	-
Change in net assets from distributions to shareholders	(713,985)	(7,534,507)

CAPITAL TRANSACTIONS
Proceeds from shares issued	16,349,772	35,306,468
Shares issued in reinvestment of distributions	579,463	6,255,562
Proceeds from shares issued from merger	-	16,067,518
Payments for shares redeemed	(13,998,040)	(36,345,445)
Redemption fees	17,715	4,234
Change in net assets from capital transactions	2,948,910	21,288,337
Change in net assets	11,318,717	25,623,157

NET ASSETS
Beginning of period	63,055,257	37,432,100
End of period	$74,373,974	$63,055,257
Undistributed net investment income	$75,461	$-

See accompanying notes to the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS   ( c o n t i n u e d )

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)
Capital Transactions:
Class A:
Proceeds from shares issued	$9,676,224	$27,632,213
Dividends reinvested	378,688	3,782,427
Shares issued from merger	-	15,454,613
Cost of shares redeemed	(10,596,120)	(32,493,620)
Redemption fees	13,632	3,884
Change	$(527,576)	$14,379,517
Class B:
Proceeds from shares issued	$1,374,263	$2,174,940
Dividends reinvested	44,911	501,283
Cost of shares redeemed	(672,435)	(320,080)
Redemption fees	84	30
Change	$746,823	$2,356,173
Class C:
Proceeds from shares issued	$5,186,785	$5,499,315
Dividends reinvested	155,180	1,971,852
Shares issued from merger	-	612,905
Cost of shares redeemed	(2,729,485)	(3,531,745)
Redemption fees	3,999	320
Change	$2,616,479	$4,552,647
Class Y:+
Proceeds from shares issued	$112,500	$-
Dividends reinvested	684	-
Shares issued from merger	-	-
Cost of shares redeemed	-	-
Redemption fees	-	-
Change	$113,184	$-
Share Transactions:
Class A:
Issued	228,841	391,123
Reinvested	8,935	96,310
Shares issued from merger	-	427,277
Redeemed	(252,138)	(431,643)
Change	(14,362)	483,067
Class B:
Issued	32,909	52,988
Reinvested	1,066	12,847
Redeemed	(15,808)	(8,361)
Change	18,167	57,474
Class C:
Issued	123,740	139,564
Reinvested	3,689	50,583
Shares issued from merger	-	17,039
Redeemed	(65,687)	(73,553)
Change	61,742	133,633
Class Y:+
Issued	2,632	-
Reinvested	16	-
Shares issued from merger	-	-
Redeemed	-	-
Change	2,648	-

+	Commenced operations on April 28, 2006.

See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

FINANCIAL  HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:			Less Dividends

			Net
	Net Asset		Realized/
	Value,	Net	Unrealized	Total From	Net	Net
	Beginning	Investment	Gains on	Investment	Investment	Realized
	of Period	Income	Investments	Activities	Income	Gains
Kensington Real Estate Securities Fund Class A
Period Ended June 30, 2006
(Unaudited)	$38.76	0.53(g)	5.08	5.61	(0.48)	-
Year Ended December 31, 2005	$39.22	1.09(g)	3.83	4.92	(1.06)	(4.32)
Year Ended December 31, 2004	$32.21	0.91(g)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003*	$25.41	0.83	7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003**	$25.00	0.25	0.38	0.63	(0.22)	-

Kensington Real Estate Securities Fund Class B
Period Ended June 30, 2006
(Unaudited)	$38.56	0.37(g)	5.04	5.41	(0.34)	-
Year Ended December 31, 2005	$39.06	0.70(g)	3.90	4.60	(0.78)	(4.32)
Year Ended December 31, 2004	$32.12	0.67(g)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.70	7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21	0.37	0.58	(0.18)	-

Kensington Real Estate Securities Fund Class C
Period Ended June 30, 2006
(Unaudited)	$38.50	0.37(g)	5.05	5.42	(0.34)	-
Year Ended December 31, 2005	$39.00	0.77(g)	3.81	4.58	(0.76)	(4.32)
Year Ended December 31, 2004	$32.07	0.68(g)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003*	$25.40	0.69	7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003**	$25.00	0.21	0.37	0.58	(0.18)	-

Kensington Real Estate Securities Fund Class Y
Period Ended June 30, 2006
(Unaudited)***	$42.75	0.22(g)	1.18	1.40	(0.26)	-

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on December 31, 2002.
***	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share.

See accompanying notes to the financial statements.

from:					Ratios/Supplemental Data
							Ratio of
				Net			Net
		Net Asset		Assets,	Ratio of	Ratio of	Investment
		Value,	Total	End of	Expenses to	Expenses to	Income to
	Redemption	End of	Return	Period	Average Net	Average Net	Average Net	Portfolio
Total Distributions	Fees	Period	(a)(b)	(000’s)	Assets (c)(d)	Assets (c)(e)	Assets (c)(d)	Turnover (f)

(0.48)	$0.01	$43.89	14.57%	$43,296	1.45%	1.38%	2.55%	71.35%
(5.38)	-^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
(2.43)	-	$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%
(1.17)	-	$32.21	31.86%	$5,600	1.45%	3.56%	4.11%	87.64%
(0.22)	-	$25.41	2.55%	$82	1.45%	-	4.13%	13.10%

(0.34)	-^	$43.63	14.06%	$6,690	2.20%	2.13%	1.82%	71.35%
(5.10)	-^	$38.56	11.76%	$5,211	2.20%	2.20%	1.82%	122.22%
(1.01)	-	$39.06	29.06%	$3,034	2.20%	2.59%	1.98%	111.71%
(1.04)	-	$32.12	30.99%	$907	2.20%	4.31%	3.33%	87.64%
(0.18)	-	$25.40	2.34%	$10	2.20%	-	3.38%	13.10%

(0.34)	-^	$43.58	14.11%	$24,272	2.20%	2.13%	1.81%	71.35%
(5.08)	-^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	122.22%
(1.01)	-	$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%
(1.06)	-	$32.07	30.88%	$5,468	2.20%	4.31%	3.36%	87.64%
(0.18)	-	$25.40	2.34%	$10	2.20%	-	3.38%	13.10%

(0.26)	-^	$43.89	0.00%	$116	1.20%	1.13%	3.13%	71.35%

KENSINGTON REAL ESTATE SECURITIES FUND

OTHER  SHARE  CLASS  RESULTS   ( Unaudited)

AVERAGE ANNUAL RETURNS			SINCE
FOR PERIODS ENDED JUNE 30, 2006			INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(12/31/02)

CLASS B SHARES
not reflecting CDSC*	20.86%	24.84%	25.39%
reflecting applicable CDSC	15.86%	24.20%	24.90%

CLASS C SHARES
not reflecting CDSC*	20.84%	24.82%	25.37%
reflecting applicable CDSC	19.84%	24.82%	25.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON STRATEGIC REALTY FUND

RESULTS  AT  A  GLANCE

AVERAGE ANNUAL RETURN				SINCE	TRAILING	30-DAY
FOR PERIODS ENDED JUNE 30, 2006				INCEPTION	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(9/15/99)	YIELD	YIELD[1]

Strategic Realty Fund at NAV	13.29%	20.61%	17.03%	23.58%	4.13%	1.58%
with sales load	6.77%	18.25%	15.65%	22.50%	3.91%	1.49%
FTSE NAREIT Composite Index[2]	16.42%	24.21%	18.93%	18.97%
S&P 500[3]	8.62%	11.20%	2.49%	1.04%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 36.

[1]	The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[2]	The FTSE NAREIT Composite Index, formerly, the NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.
[3]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.
The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The FTSE NAREIT Composite Index, formerly, the NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June
30, 2006:
				SINCE
				INCEPTION
CLASS A SHARES*	1 YEAR	3 YEAR	5 YEAR	(12/31/02)
reflecting 5.75% maximum sales charge	6.77%	18.25%	15.65%	22.50%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 36.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital. The Fund may invest in both REIT common and preferred stocks as well as utilize hedging strategies to mitigate risk.

Year-to-date through June 30, 2006, the Fund generated a total return of 13.61% (A shares)1, while the benchmark FTSE NAREIT Composite Index generated 12.79%.2

INVESTMENT  STRATEGY

The Fund offers a value-driven approach to real estate securities investment, providing targeted exposure to high quality real estate companies. In addition to investing in real estate equities and senior securities, the Fund has the flexibility to invest in niche sectors of the real estate securities market and may engage in transactions designed to hedge its portfolio against market declines. The Fund may also utilize limited portfolio leverage in pursuit of its objectives.

While it has been only six months, the performance of the Fund this year reflects how the portfolio has been positioned over the past couple years. The market generated very strong returns in the first quarter and the Fund lagged the benchmark. During the second quarter the benchmark was down approximately -1.0% and the fund generated a positive return of 1.7%, bringing it ahead of the benchmark index year-to-date.

We entered 2006 anticipating high single digit returns in the market and positioned the Fund to minimize risk while still targeting market level returns, aware that this conservative posturing could cause the Fund to lag if market returns were significantly above our expectations. Also at the start this year we began strategically concentrating the portfolio in an effort to optimize returns; the top 25 holdings now represent approximately 76% of the Fund’s assets. This targeted approach continued to benefit Fund performance thus far this year.

The Fund presently has approximately 52% of its assets in the primary property sectors: office, multifamily, industrial and retail. Aside from the primary sectors, the Fund is overweight in the hotel and mortgage sectors. We continue to invest in companies we believe have the opportunity to provide the most compelling risk-adjusted returns.

OUTLOOK

Given that returns have exceeded our expectations year-to-date, we intend to maintain the Fund’s cautious posture and continue to actively concentrate the portfolio to optimize returns. We continue to believe that the most likely beneficiaries of economic growth are companies with short lease durations or vacancy to fill, such as companies in the hotel, office and multifamily sectors.

We believe that we bring valuable risk management skills, particularly in an environment in which stock selection is becoming increasingly important. Our current position emphasizes minimizing risk and thus, will likely cause the Fund to lag if the market rises dramatically from here - something we saw in the first quarter of this year.

IN  CONCLUSION

Over the next three to five years, we believe an expanding economy and job growth will support attractive risk-adjusted real estate performance relative to stock and bond alternatives. We note that since its inception, the Fund has generated competitive total annual returns in excess of 23% - well above that of the FTSE NAREIT Composite Index. We remain confident that our value driven investment approach enables us to provide a compelling investment opportunity.

PAUL GRAY
Portfolio Manager

[1]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 13.29%
(6.77% reflecting the maximum sales charge). Past performance is not predictive of future performance.
[2]	Source: NAREIT. The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real
Estate Investment Trust stocks. The FTSE NAREIT Composite Index excludes brokerage commissions or other fees. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index. The index was developed with a base value as of December 1971.

KENSINGTON STRATEGIC REALTY FUND

EXPENSE  EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class A	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,136.10	$17.32
Hypothetical
(5% return before expenses)	$1,000.00	$1,008.58	$16.29

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class B	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,132.10	$21.25
Hypothetical
(5% return before expenses)	$1,000.00	$1,004.86	$19.98

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class C	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,131.90	$21.25
Hypothetical
(5% return before expenses)	$1,000.00	$1,004.86	$19.98

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class Y	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,047.50	$15.33
Hypothetical
(5% return before expenses)	$1,000.00	$1,009.82	$15.05

*
Expenses are equal to the Fund’s annualized expense ratio of 3.27% for Class A, 4.02% for Class B, 4.02% for Class C, and 3.02% for Class Y multiplied by the average account value over the period, multiplied by 181days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 0 0 6   ( U n a u d i t e d )

		Market
	Shares	Value($)
Real Estate Common Stock (117.6%)

Diversified (12.0%)
Alexander’s, Incorporated[4]	76,300	20,735,288
Intrawest Corporation	596,600	19,007,676
Vornado Realty Trust[3]	228,500	22,290,175
Winthrop Realty Trust	2,653,700	15,762,978
		77,796,117
Healthcare (6.0%)
Health Care REIT, Incorporated[3]	281,400	9,834,930
Nationwide Health Properties, Incorporated[3]	454,900	10,239,799
Senior Housing Properties Trust[3]	535,000	9,581,850
Ventas, Incorporated	280,000	9,486,400
		39,142,979
Hotel (14.7%)
Ashford Hospitality Trust, Incorporated	662,100	8,355,702
Hersha Hospitality Trust	1,431,700	13,300,493
Host Marriot Corporation	419,302	9,170,135
Innkeepers Trust	313,600	5,419,008
Jameson Inns, Incorporated[3,4]	2,250,000	6,570,000
Starwood Hotels & Resorts Worldwide, Incorporated	450,000	27,153,000
Strategic Hotels & Restorts, Incorporated	432,737	8,974,965
Sunstone Hotel Investors, Incorporated	572,800	16,645,568
		95,588,871
Industrial (5.5%)
First Potomac Realty Trust	286,600	8,537,814
ProLogis Trust[3]	529,300	27,587,116
		36,124,930
Mortgage (12.6%)
Anthracite Mortgage Capital, Incorporated	1,063,000	12,926,080
Arbor Realty Trust, Incorporated	57,300	1,435,365
Arbor Realty, Incorporated[1]	362,700	9,085,635
iStar Financial, Incorporated[3]	391,700	14,786,675
Luminent Mortgage Capital, Incorporated[3]	500,000	4,630,000
Newcastle Investment Corporation	712,100	18,030,372
Northstar Realty Financial Corporation[3]	378,100	4,540,981
RAIT Investment Trust	228,900	6,683,880
Taberna Realty Finance Trust[1,3]	672,500	10,087,500
		82,206,488
Multifamily (19.3%)
Avalonbay Communities, Incorporated	250,000	27,655,000
BNP Residential Properties, Incorporated	568,200	9,687,810
Camden Property Trust	410,800	30,214,340
Equity Residential Properties Trust[3]	675,200	30,201,696
Home Properties, Incorporated[3]	180,000	9,991,800
Mid-America Apartment Communities, Incorporated	319,600	17,817,700
		125,568,346

See accompanying notes to the financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 00 6   ( U n a u d i t e d )   ( c o n t i n u e d )

		Market
	Shares	Value($)
Net Lease (8.1%)
Capital Lease Funding, Incorporated	937,900	10,701,439
Lexington Corporate Properties Trust, Incorporated[3]	634,300	13,700,880
Newkirk Realty Trust, Incorporated	1,080,000	18,748,800
Sprint Financial Corporation[3]	878,500	9,891,910
		53,043,029
Office (22.7%)
Asset Capital Corporation, Incorporated 144A1,2	1,523,000	13,250,100
BioMed Realty Trust, Incorporated	450,000	13,473,000
Boston Properties, Incorporated	310,000	28,024,000
Brandywine Realty Trust[3]	370,700	11,925,419
Brookfield Properties Corporation	375,500	12,079,835
Glenborough Realty Trust, Incorporated	1,400,000	30,156,000
Reckson Associates Realty Corporation	234,500	9,703,610
Republic Property Trust[3]	406,398	4,015,213
SL Green Realty Corporation	230,000	25,178,100
		147,805,277
Retail (16.6%)
Acadia Realty Trust	486,400	11,503,360
Feldman Mall Properities, Incorporated	890,000	9,754,400
General Growth Properties, Incorporated[3]	441,800	19,907,508
Kimco Realty Corporation	563,500	20,562,115
Kite Realty Group Trust	569,300	8,875,387
Pan Pacific Retail Properties, Incorporated[3]	85,600	5,938,072
Simon Property Group, Incorporated[3]	382,200	31,699,668
		108,240,510
Total Real Estate Common Stock		765,516,547

Real Estate Perferred Stock (7.5%)

Diversified (0.8%)
Taberna Preferred Funding II, Ltd., Series 144A1,2,4	5,000	5,000,000

Hotel (0.4%)
Red Lion Hotels, 9.50%[3]	103,274	2,765,161

Manufactured Housing (0.4%)
Affordable Residential Communities, Series A, 8.25%	101,000	2,307,850

Mortgage (2.8%)
IMPAC Mortgage Holdings, Incorporated, Series C, 9.125%	300,000	6,990,000
New Century Financial Corporation, Series A, 9.125%	170,000	4,165,000
Novastar Financial, Incorporated, Series C, 8.90%	285,000	6,768,750
		17,923,750

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE  OF   PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 00 6  ( U n a u d i t e d )   ( c o n t i n u e d )

	Shares/	Market
	Contracts	Value($)
Multifamily (0.7%)
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	188,700	4,798,641
Net Lease (0.6%)
Entertainment Properties Trust, Series A, 9.50%	158,200	4,054,666
Office (1.0%)
Maguire Properties, Incorporated, Series A, 7.625%	261,300	6,454,110
Retail (0.9%)
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	105,700	5,771,220
Total Real Estate Preferred Stock		49,075,398
Put Options (0.0%)
General Growth, $50, Exp. 07/2006	350	183,750

Total Investments in Securities
(cost $690,902,521) - 125.2%		814,775,695
Liablities in excess of Other Assets - (25.2%)		(163,774,878)
NET ASSETS - 100%		$651,000,817

[1] Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2] The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.
[3] All or a portion of the security was on loan at June 30, 2006.
[4] Represents non-income producing securities.

		Market
	Shares	Value($)
Securities Sold Short (18.7%)
Diversified (3.2%)
PS Business Parks, Incorporated	347,700	20,514,300
Multifamily (2.5%)
Essex Property Trust, Incorporated	145,200	16,213,032
Mutual Funds (6.9%)
iShares Cohen & Steers Realty Majors Index Fund	187,500	15,701,250
iShares Dow Jones US Real Estate Index Fund	414,600	29,540,250
		45,241,500
Office (3.1%)
Alexandria Real Estate Equities, Incorporated	108,000	9,577,440
Kilroy Realty Corporation	145,000	10,476,250
		20,053,690
Retail (3.1%)
Regency Centers Corporation	82,700	5,139,805
Taubman Centers, Incorporated	363,900	14,883,510
		20,023,315
Total Securities Sold Short (Proceeds $117,649,843)		$122,045,837

		Market
	Contracts	Value($)
Written Call Options (0.0%)
Boston Properties, $95, Exp. 10/2006	10	2,500
Simon Properties, $90, Exp. 01/2007	996	281,370
Total Options Written (Premiums received $379,298)		$283,870

See accompanying notes to the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES
J u n e   3 0,   2 00 6   ( U n a u d i t e d )

ASSETS
Investments, at value[1] (cost $690,417,163)	$814,775,695
Cash	167,530
Collateral for securities loaned, at value	155,896,602
Deposits with broker and custodian bank for securities sold short	89,377,105
Interest and dividends receivable	4,842,165
Receivable for investments sold short	19,762,074
Receivable for investments sold	49,837,083
Receivable for options written	2,517
Receivable for capital shares issued	650,360
Prepaid expenses	35,755
Total Assets	1,135,346,886
LIABILITIES
Demand loan payable to bank	200,566,791
Securities sold short (proceeds $117,649,843)	122,045,837
Payable for return of collateral received for securities on loan	155,896,602
Payables for investments purchased	2,822,446
Payable for options written (proceeds $379,298)	283,870
Payable for capital shares redeemed	599,382
Accrued expenses and other payables
Interest expense	1,011,531
Investment advisory fees	564,996
Distribution fees	276,344
Administration, fund accounting and transfer agent fees	135,043
Administrative services plan fee	13,397
Other	129,830
Total Liabilities	484,346,069
NET ASSETS	$651,000,817
Capital	$516,960,679
Overdistributed net investment income	(648,957)
Undistributed net realized gains on investments, options, and securities sold short	14,631,129
Net unrealized appreciation on investments, and securities sold short options	120,057,966
Net Assets	$651,000,817
Class A
Net Assets	$424,574,148
Shares outstanding	8,232,159
Redemption price per share	$51.58
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value adjusted to the nearest cent]
per share	$54.73
Class B
Net Assets	$63,009,306
Shares outstanding	1,234,496
Offering price and redemption price per share[2]	$51.04
Class C
Net Assets	$162,950,398
Shares outstanding	3,194,728
Offering price and redemption price per share[2]	$51.01
Class Y
Net Assets	$466,965
Shares outstanding	9,057
Offering price and redemption price per share[2]	$51.56

[1]	Includes securities on loan of $153,569,001
[2]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT  OF  OPERATION
SIX  MONTHS  ENDED  JUNE  20,  2006  (Unaudited)

INVESTMENT INCOME
Dividend income	$21,060,015
Interest income	2,097,383
Total Investment Income	23,157,398
EXPENSES
Investment advisory fees	2,265,580
Distribution fees
Class A	506,362
Class B	301,241
Class C	776,390
Administration, fund accounting and transfer agent fees	370,024
Administrative services plan fees	75,931
Custodian fees	63,231
Legal fees	54,575
Printing fees	35,460
State Registration fees	19,680
Audit fees	27,306
Insurance expense	18,369
Trustees’ fees	18,052
Dividend expense on securities sold short	1,476,882
Interest expense	4,953,115
Other expenses	42,623
Total expenses before waivers	11,004,821
Expenses reimbursed by the Adviser	(26,124)
Net Expenses	10,978,697
Net Investment Income	12,178,701
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options	29,411,931
Net realized losses from securities sold short	(8,781,905)
Change in unrealized appreciation (depreciation) from investments,
options and securities sold short	44,910,842
Net realized/unrealized gain from investments, options and
securities sold short	65,540,868
Change in net assets resulting from operations	$77,719,569

See accompanying notes to the financial statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$12,178,701	15,942,779
Net realized gains from investments and options	29,411,931	67,360,461
Net realized losses from securities sold short	(8,781,905)	(8,083,555)
Change in unrealized appreciation (depreciation)
from investments, options and securities sold
short	44,910,842	(49,090,843)
Change in net assets resulting from operations	77,719,569	26,128,842

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(8,847,282)	(17,191,730)
From net realized gains from investments and
securities sold short	-	(37,492,352)
Return of Capital	-	(600,293)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,110,139)	(2,066,921)
From net realized gains from investments and
securities sold short	-	(5,556,335)
Return of Capital	-	(88,945)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(2,862,056)	(5,256,845)
From net realized gains from investments and
securities sold short	-	(14,256,149)
Return of Capital	-	(228,923)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(4,080)	-
From net realized gains from investments and
securities sold short	-	-
Change in net assets from distributions to
shareholders	(12,823,557)	(82,738,493)

CAPITAL TRANSACTIONS
Proceeds from shares issued	53,517,522	126,633,811
Shares issued in reinvestment of distributions	9,975,123	69,895,757
Payments for shares redeemed	(76,128,395)	(149,695,279)
Redemption fees	9,285	24,461
Repayment of advisory fees	-	790,961
Change in net assets from capital transactions	(12,626,465)	47,649,711
Change in net assets	52,269,547	(8,959,940)

NET ASSETS
Beginning of period	598,731,271	607,691,211
End of period	$651,000,818	598,731,271

Overdistributed net investment income	$(648,957)	-

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT  OF  CHANGES  IN  NET  ASSETS   ( c o n t i n u e d )

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)

Capital Transactions:
Class A:
Proceeds from shares issued	$39,647,356	$97,526,523
Dividends reinvested	6,782,991	46,129,577
Cost of shares redeemed	(57,217,401)	(115,631,907)
Redemption fees	6,926	19,894
Repayment of advisory fees	-	518,833
Change	(10,780,128)	$28,562,920
Class B:
Proceeds from shares issued	$3,308,826	$4,880,824
Dividends reinvested	879,967	6,575,783
Cost of shares redeemed	(5,074,756)	(8,363,054)
Redemption fees	309	90
Repayment of advisory fees	-	76,136
Change	$(885,654)	$3,169,779
Class C:
Proceeds from shares issued	$10,110,834	$24,226,464
Dividends reinvested	2,308,085	17,190,397
Cost of shares redeemed	(13,836,238)	(25,700,318)
Redemption fees	2,050	4,477
Repayment of advisory fees	-	195,992
Change	$(1,415,269)	$15,917,012
Class Y:+
Proceeds from shares issued	$450,506	$-
Dividends reinvested	4,080	-
Cost of shares redeemed	-	-
Redemption fees	-	-
Change	$454,586	$-
Share Transactions:
Class A:
Issued	799,923	1,944,214
Reinvested	137,690	964,859
Redeemed	(1,159,795)	(2,319,820)
Change	(222,182)	589,253
Class B:
Issued	67,267	98,185
Reinvested	18,045	139,239
Redeemed	(103,493)	(168,805)
Change	(18,181)	68,619
Class C:
Issued	206,420	489,650
Reinvested	47,363	364,196
Redeemed	(283,138)	(519,017)
Change	(29,355)	334,829
Class Y:+
Issued	8,973	-
Reinvested	84	-
Redeemed	-	-
Change	9,057	-

+ Commenced operations on April 28, 2006.

See accompanying notes to the financial statements.

STATEMENT  OF  CASH  FLOWS
SIX  MONTHS  ENDED  JUNE  30,  2006   ( U n a u d i t e d )

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$12,178,701
Adjustments to reconcile net investment income to
net cash used in operating activities:
Purchases of investments and options	(796,985,202)
Proceeds from disposition of investments, options
and securities sold short	835,350,154
Increase in deposits with broker and custodian bank
for securities sold short	(51,782,490)
Decrease in interest and dividends receivable	973,556
Decrease in accrued expenses and other payables	824,797
Net cash used in operating activities	559,516

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	24,752,602
Proceeds from shares issued	54,065,649
Cost of shares redeemed	(76,425,362)
Cash distributions paid	(2,848,434)
Net cash provided by financing activities	(455,545)

Change in cash	103,970

CASH:
Beginning balance	63,560
Ending balance	$167,530

Non-cash financing activities not included herein consist of reinvestment of distributions of $9,975,123.

See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

FINANCIAL   HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Less Dividends
			Net Realized/
			and Unrealized
			Gains (Losses)
	Net Asset		on Investments,	Total
	Value,	Net	Options and	From	Net	Net	Return
	Beginning	Investment	Securities	Investment	Investment	Realized	of
	of Period	Income	Sold Short	Activities	Income	Gains	Capital
Kensington Strategic Realty Fund Class A
Period Ended June 30, 2006 (Unaudited)	$46.47	1.03(g)	5.16	6.19	(1.08)	-	-
Year Ended December 31, 2005	$51.06	1.44(g)	0.98	2.42	(2.23)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.34	2.21(g)	9.73	11.94	(2.39)	(3.83)	-
Period Ended December 31, 2003*	$37.32	1.51	9.88	11.39	(1.90)	(1.47)	-
Year Ended March 31, 2003	$41.27	2.17	(2.12)	0.05	(2.51)	(1.49)	-
Year Ended March 31, 2002	$36.22	1.64	7.30	8.94	(2.47)	(1.42)	-

Kensington Strategic Realty Fund Class B
Period Ended June 30, 2006 (Unaudited)	$46.00	0.84(g)	5.10	5.94	(0.90)	-	-
Year Ended December 31, 2005	$50.63	1.04(g)	0.97	2.01	(1.86)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.02	1.83(g)	9.66	11.49	(2.05)	(3.83)	—
Period Ended December 31, 2003*	$37.09	1.27	9.80	11.07	(1.67)	(1.47)	—
Year Ended March 31, 2003	$41.06	1.82	(2.06)	(0.24)	(2.24)	(1.49)	—
Year Ended March 31, 2002	$36.09	1.39	7.22	8.61	(2.22)	(1.42)	—

Kensington Strategic Realty Fund Class C
Period Ended June 30, 2006 (Unaudited)	$45.97	0.84(g)	5.10	5.94	(0.90)	-	-
Year Ended December 31, 2005	$50.60	1.04(g)	0.97	2.01	(1.86)	(4.84)	(0.07)
Year Ended December 31, 2004	$44.99	1.84(g)	9.65	11.49	(2.05)	(3.83)	-
Period Ended December 31, 2003*	$37.07	1.28	9.78	11.06	(1.67)	(1.47)	-
Year Ended March 31, 2003	$41.04	1.81	(2.05)	(0.24)	(2.24)	(1.49)	-
Year Ended March 31, 2002	$36.07	1.37	7.23	8.60	(2.21)	(1.42)	-

Kensington Strategic Realty Fund Class Y
Period Ended June 30, 2006 (Unaudited)**	$49.83	0.28(g)	2.03	2.31	(0.58)	-

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share.
#	In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.

See accompanying notes to the financial statements.

from:							Ratios/Supplemental Data

								Ratio of
					Net			Net
			Net Asset		Assets,	Ratio of	Ratio of	Investment
		Repayment	Value,		End of	Expenses to	Expenses to	Income to
Total	Redemption	of Advisory	End of	Total	Period	Average Net	Average Net	Average	Portfolio
Distributions	Fees	fees	Period	Return (a)(b)	(000’s)	Assets (c)(d)	Assets (c)(e)	Net Assets (c)	Turnover (f)

(1.08)	—^	n/a	$51.58	13.61%	$424,574	1.20%	3.27%	4.18%	59.98%
(7.07)	—^	0.06	$46.47	4.76%#	$392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	—	n/a	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	—	n/a	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
(4.00)	—	n/a	$37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
(3.89)	—	n/a	$41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%

(0.90)	—^	n/a	$51.04	13.21%	$63,009	1.95%	4.02%	3.44%	59.98%
(6.70)	—^	0.06	$46.00	3.96%#	$57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	—	n/a	$50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	—	n/a	$45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%
(3.73)	—	n/a	$37.09	(0.60)%	$28,926	3.19%	4.85%	4.63%	213.45%
(3.64)	—	n/a	$41.06	24.87%	$23,993	3.93%	4.57%	3.44%	190.84%

(0.90)	—^	n/a	$51.01	13.19%	$162,950	1.95%	4.02%	3.43%	59.98%
(6.70)	—^	0.06	$45.97	3.97%#	$148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	—	n/a	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	—	n/a	$44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%
(3.73)	—	n/a	$37.07	(0.60)%	$54,913	3.19%	4.85%	4.58%	213.45%
(3.63)	—	n/a	$41.04	24.85%	$42,329	3.93%	4.57%	3.38%	190.84%

(0.58)	—	n/a	$51.56	4.75%	$467	0.95%	3.02%	3.83%	59.98%

KENSINGTON STRATEGIC REALTY FUND

OTHER  SHARE  CLASS  RESULTS  ( U n a u d i t e d )

AVERAGE ANNUAL RETURN				SINCE
FOR PERIODS ENDED JUNE 30, 2006				INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(9/15/99)

CLASS B SHARES
not reflecting CDSC*	12.44%	19.71%	16.16%	22.67%
reflecting applicable CDSC	7.53%	19.01%	15.94%	22.67%

CLASS C SHARES
not reflecting CDSC*	12.43%	19.71%	16.15%	22.66%
reflecting applicable CDSC	11.45%	19.71%	16.15%	22.66%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON SELECT INCOME FUND

RESULTS  AT  A  GLANCE
AVERAGE ANNUAL RETURN				SINCE	TRAILING	30-DAY
FOR PERIODS ENDED JUNE 30, 2006				INCEPTION[1]	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(3/30/01)	YIELD	YIELD[2]

Select Income Fund at NAV	1.11%	7.93%	12.69%	15.57%	7.29%	7.27%
with sales load	-4.71%	5.82%	11.36%	14.27%	6.89%	6.85%
Merrill Lynch Preferred Index[3]	0.45%	2.69%	5.27%	5.53%
FTSE NAREIT Composite Index[4]	16.42%	24.21%	18.93%	20.40%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 58.

[1]	While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

[2]
The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

3
The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

[4]
The FTSE NAREIT Composite Index, formerly, the NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The FTSE NAREIT Composite Index, formerly, the NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971. The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
June 30, 2006:
				SINCE
				INCEPTION
CLASS A SHARES*	1 YEAR	3 YEAR	5 YEAR	(3/30/01)
reflecting 5.75% maximum sales charge	-4.71%	5.82%	11.36%	14.27%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 58.

KENSINGTON SELECT INCOME FUND

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

The Kensington Select Income Fund is designed for investors seeking a relatively high dividend yield with the potential for modest growth over time.

The Kensington Select Income Fund continued to meet its yield objective, maintaining its quarterly dividend rate during the six-months ended June 30, 2006. This brings the Fund’s trailing 12-month dividend yield is 7.29%. The Fund’s 30-day SEC yield is 6.85%.1

The Fund’s dividend yield continued to be well above yields on other equity market alternatives and government bonds. For example, at the end of this reporting period, the S&P 500 dividend yield was 1.86% and the dividend yield on a 10-Year Treasury Note was 5.14%.2,3

On a total return basis, the Kensington Select Income Fund has returned 5.17% through the first six months of 2006.4 The Merrill Lynch Preferred Index, by comparison, has returned in -1.74% year-to-date.5 The compelling returns of the Fund, together with low standard deviation of only 7.9% since inception, cause us to remain pleased with the overall performance profile. Furthermore, we believe credit quality is only improving and that the spread of REIT preferred stock yields over the 10-year Treasury yield is appealingly wide.

INVESTMENT  STRATEGY

The Fund’s portfolio is well diversified, both geographically and by property type, as it holds over 76 different securities issued by a wide range of real estate companies. As of June 30, 2006, approximately 76% of the Fund’s assets were invested in senior securities - primarily preferred stocks - issued by real estate companies. Preferred shares have a priority claim on the cash flow and underlying assets of these companies. Therefore, with respect to preferred securities, we are focused primarily on credit quality and interest rate risk.

We remain very comfortable with the portfolio’s credit quality. Dividends from the senior securities the Fund owns remain quite secure; on a weighted average basis the portfolio generates over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).

On average, the REIT preferred investments owned by the Fund currently yield over 300 basis points (3.0%) above 10-year Treasury Note yields, which we believe is a comfortable cushion given the overall balance of credit quality, structural characteristics, and performance statistics. In our view, an anticipated increase in interest rates is somewhat reflected in the current market prices. Therefore, a modest rise in 10-year Treasury yields should have a less dramatic effect on these REIT senior securities than it may have on more fully priced fixed income assets. Of course, sudden moves in interest rates or disruptions in the capital markets would likely result in price volatility.

The remaining 24% of the Fund’s portfolio is invested in common stocks of similar issuers. As we have mentioned in past reports, we have been increasing the Fund’s investments in relatively high-yielding common stocks of real estate companies. While we expect that this strategy will increase the dividend growth potential of the Fund’s portfolio, we intend to maintain a majority of the Fund’s assets in senior securities.

IN  CONCLUSION

We believe that REIT preferred stocks represent a compelling investment alternative for investors seeking high current income and potential for modest long-term growth of capital, and remain confident that our income oriented, value driven investment approach is an excellent way to include real estate’s competitive returns in your portfolio.

PAUL GRAY                                                                                                                 JOEL BEAM
Portfolio Manager                                                                                                      Portfolio Manager

[1]	Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares)
divided by the 6/30/06 NAV. The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[2]	The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.
[3]	Source: S&P 500 - Bloomberg as of 6/30/06; 10-Year Treasury Notes - Bloomberg as of 6/30/06. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return,
U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.
[4]	Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 1.11%
(-4.71% reflecting the maximum sales charge). Past performance is not predictive of future performance.
[5]	The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Stock Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch
Fixed Income Research. An investor cannot invest directly in an index.
[6]	The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

KENSINGTON SELECT INCOME FUND

EXPENSE  EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class A	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$ 991.10	$13.72
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.01	$13.86

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class B	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,047.80	$17.92
Hypothetical
(5% return before expenses)	$1,000.00	$1,007.29	$17.57

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class C	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,047.90	$17.92
Hypothetical
(5% return before expenses)	$1,000.00	$1,007.29	$17.57

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class Y	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$1,019.10	$12.67
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.25	$12.62

*
Expenses are equal to the Fund’s annualized expense ratio of 2.78% for Class A, 3.53% for Class B, 3.53% for Class C, and 2.53% for Class Y multiplied by the average account value over the period, multiplied by 181days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON SELECT INCOME FUND

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 0 0 6  ( U n a u d i t e d )

			Market
		Shares	Value($)
Real Estate Common Stock	(28.6%)

Healthcare (2.9%)
Health Care REIT, Incorporated		319,400	11,163,030
Senior Housing Properties Trust		497,500	8,910,225
			20,073,255
Hotel (2.4%)
Hersha Hospitality Trust		1,012,500	9,406,125
Sunstone Hotel Investors, Incorporated		246,800	7,172,008
			16,578,133
Mortgage (13.9%)
Anthracite Capital, Incorporated		1,414,900	17,205,184
Arbor Realty Trust, Incorporated		600,000	15,030,000
iStar Financial, Incorporated		447,500	16,893,125
Newcastle Investment Corporation		880,100	22,284,132
RAIT Investment Trust		655,800	19,149,360
Resource Capital Corporation 144A1,4		425,000	6,375,000
Resource Capital Corporation - Warrants[1]		42,500	-
			96,936,801
Net Lease (9.0%)
Capital Lease Funding, Incorporated		1,197,100	13,658,911
Newkirk Realty Trust, Incorporated		1,893,000	32,862,480
Spirit Finance Corporation		1,407,095	15,843,889
			62,365,280
Office (0.5%)
Republic Property Trust[3]		315,585	3,117,980

Total Real Estate Common Stock			199,071,449

Real Estate Preferred Stock (87.9%)

Diversified (9.0%)
Cousins Properties, Incorporated, Series A, 7.75%		300,000	7,488,000
Crescent Real Estate Equities Company, Series A, 6.75%		321,200	6,770,896
Crescent Real Estate Equities Company, Series B, 9.5%		230,400	6,013,440
Digitial Realty Trust, Incorporated, Series A, 8.5%		625,000	15,806,250
LBA Realty II WBP, Incorporated, Series A, 8.75%[1,2]		400,000	19,660,000
LBA Realty II WBP, Incorporated, Series B, 7.625%[1,2]		323,000	6,750,700
			62,489,286

Healthcare (8.7%)
LTC Properties, Incorporated, Series F, 8.00%		1,420,100	35,417,294
Omega Healthcare Investors, Incorporated, Series D, 8.375%		975,000	24,979,500
			60,396,794

See accompanying notes to the financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 00 6   ( U n a u d i t e d )   ( c o n t i n u e d )

	Shares
	or
	Principal	Market
	Amount	Value($)
Hotel (14.1%)
Ashford Hospitality Trust, Series A, 8.55%	351,500	8,843,740
Boykin Lodging Company, Series A, 10.50%	179,600	4,507,960
Eagle Hospitality, Series A, 8.25%	692,000	16,919,400
FelCor Lodging Trust, Incorporated, Series C, 8.00%	313,000	7,668,500
FelCor Lodging Trust, Incorporated, Series A, 1.95%	250,000	6,097,500
Hersha Hospitality Trust, Series A, 8.00%	199,900	4,959,519
Host Marriott Corporation, Series E, 8.875%	476,000	12,852,000
Red Lion Hotels Capital Trust, Series A, 9.50%	66,461	1,779,493
Strategic Hotel & Resorts Inc., Series B, 8.25%	290,000	7,200,700
Strategic Hotel & Resorts Inc., Series C, 8.25%	600,000	14,874,000
Sunstone Hotel Investors, Incorporated, Series A, 8.00%	220,000	5,544,000
Winston Hotels, Incorporated, Series B, 8.00%	269,000	6,649,680
		97,896,492
Industrial (1.2%)
EastGroup Properties, Incorporated, Series D, 7.95%	316,200	8,142,150

Manufactured Housing (2.2%)
Affordable Residential Communities, Series A, 8.25%	665,100	15,197,535

Mortgage (20.0%)
Accredited Mortgage Loan REIT Trust, Series A, 9.75%	711,500	18,000,950
American Home Mortgage Investment Corporation,
Series A , 9.75%	117,760	3,091,200
American Home Mortgage Investment Corporation,
Series B, 9.25%	584,200	14,937,994
Annaly Mortgage Management, Series A, 7.875%[3]	1,062,700	25,398,530
Anthracite Capital, Incorporated, Series C, 9.375%	675,300	17,361,963
Impac Mortgage Holdings, Incorporated, Series B, 9.375%	324,900	7,878,825
Impac Mortgage Holdings, Incorporated, Series C, 9.125%	446,800	10,410,440
MFA Mortgage Investments, Incorporated, Series A, 8.50%	462,200	11,208,350
New Century Financial, Series A, 9.125%	463,800	11,363,100
Newcastle Investment Corporation, Series C, 8.05%	205,000	5,040,950
Novastar Financial, Series C, 8.90%[3]	201,400	4,783,250
RAIT Investment Trust, Series A, 7.75%	159,900	3,813,615
Thornburg Mortgage, Incorporated, Series C, 8.00%	236,799	5,896,295
		139,185,462

Multifamily (7.0%)
Apartment Investment & Management Company,
Series T, 8.00%	653,500	16,311,360
Apartment Investment & Management Company,
Series U, 7.75%	968,700	23,830,020
Associated Estates Realty Corporation, Series B, 8.70%	242,000	6,231,500
Home Properties of New York, Incorporated, Series F, 9.00%	84,100	2,144,550
		48,517,430

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 00 6   ( U n a u d i t e d )   ( c o n t i n u e d )

	Shares
	or
	Principal	Market
	Amount	Value($)
Net Lease (5.1%)
Capital Lease Funding, Incorporated, Series A, 8.125%[3]	420,000	10,479,000
Entertainment Properties Trust, Series A, 9.50%	310,900	7,968,367
Entertainment Properties Trust, Series B, 7.75%	100,000	2,390,000
Lexington Corporate Properties Trust, Series B, 8.05%	454,100	11,622,690
Trustreet Properties Inc., Series A, 7.72%	125,300	2,675,155
		35,135,212
Office (10.7%)
Alexandria Real Estate Equities, Inc., Series C, 8.375%	296,500	7,756,440
Brandywine Realty Trust, Series D, 7.375%	216,300	5,278,802
Corporate Office Properties Trust, Series G, 8.00%	425,100	10,738,026
Dra Crt Acquisition Corporation, Series A, 8.5%	804,000	18,868,915
Highwoods Properties, Incorporated, Series B, 8.00%	73,743	1,850,949
Maguire Properties, Incorporated, Series A, 7.625%	809,300	19,989,710
Parkway Properties, Incorporated, Series D, 8.00%	386,600	9,780,980
		74,263,822
Retail (10.1%)
CBL & Associates Properties, Incorporated, Series C, 7.75%	300,000	7,575,000
Glimcher Realty Trust, Series F, 8.75%	500,000	12,845,000
Mills Corporation, Series E, 8.75%[3]	550,500	12,672,510
Mills Corporation, Series G, 7.875%[3]	252,300	5,676,750
Pennsylvania Real Estate Investment Trust, Series A, 11.00%	45,400	2,478,840
Saul Centers, Incorporated, Series A, 8.00%	231,900	6,087,375
Taubman Centers Incorporated, Series G, 8.00%	520,000	13,270,400
Urstadt Biddle Properties, Incorporated, Series C, 8.50%	93,500	9,911,000
		70,516,875
Total Real Estate Preferred Stock		611,741,058

Total Real Estate Common and Preferred Stock		810,812,507

See accompanying notes to the financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2 00 6  ( U n a u d i t e d )  ( c o n t i n u e d )

	Shares
	or
	Principal	Market
	Amount	Value($)
Corporate Bonds (5.2%)

Diversified (5.2%)
Taberna Preferred Funding, Limited, Series 2005-2A F,
8.549%, 11/05/35 144A1,2	$27,000,000	27,000,000
Taberna Preferred Funding, Limited, Series 2005-3A D,
6.520%, 02/05/36 144A1,2	4,500,000	4,500,000
Taberna Preferred Funding, Limited, Series 2005-3A E,
8.370%, 02/05/36 144A1,2	4,500,000	4,500,000

Total Corporate Bonds (Cost $36,000,000) (5.2% )		36,000,000

Repurchase Agreement (0.6%)
Custodial Trust Company, 5.3125%, dated 06/30/06 due
07/01/06, repurchase price $4,229,839 (collateralized by
U.S. Treasury Bond, 08/15/29, valued at $544,104; U.S.
Treasury Bond, 02/15/26, valued at $3,807,634)[5]	$ 4,227,967	4,227,967

TOTAL INVESTMENTS IN SECURITIES
(cost $837,394,913) - 122.4%		851,040,474
Liabilites in excess of Other Assets - (22.3%)		(155,512,405)
NET ASSETS - 100.0%		$695,528,069

[1] Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2] The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
[3] All or a portion of the security was on loan at June 30, 2006.
[4] Represents non-income producing securities.
[5] Security purchased with the cash proceeds from securities loaned.

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT  OF  ASSETS  AND  LIABILITIES
J u n e   3 0,   2 00 6   ( U n a u d i t e d )

ASSETS
Investments, at value[1] (cost $833,166,946)	$846,812,507
Repurchase agreement, at cost	4,227,967
Total Investments, (cost $837,394,913)	851,040,474
Interest and dividends receivable	7,511,098
Receivables from investments sold	6,008,500
Receivable for capital shares issued	861,012
Other receivables	62,270
Prepaid expenses	54,781
Total Assets	865,538,135
LIABILITIES
Demand loan payable to bank	162,576,563
Payable for return of collateral received for securities on loan	4,227,967
Payables for investments purchased	465,065
Payable for capital shares redeemed	723,749
Payable for distribution to shareholders	3,789
Accrued expenses and other payables
Interest expense	804,311
Investment advisory fees	570,970
Distribution fees	312,775
Administration, fund accounting and transfer agent fees	87,396
Administrative services plan fees	49,813
Other	187,668
Total Liabilities	170,010,066
NET ASSETS	$695,528,069

Capital	$687,958,293
Undistributed net investment income	287,445
Undistributed net realized losses on investments and securities sold short	(6,363,230)
Net unrealized appreciation on investments
and securities sold short	13,645,561
Net Assets	$695,528,069
Class A
Net Assets	$416,114,910
Shares outstanding	12,177,759
Redemption price per share	$34.17
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$36.24
Class B
Net Assets	$69,169,232
Shares outstanding	2,040,413
Offering and redemption price per share[2]	$33.90

See accompanying notes to the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES
J u n e   3 0,   2 00 6  ( U n a u d i t e d )  ( c o n t i n u e d )

Class C
Net Assets	$209,767,072
Shares outstanding	6,199,607
Offering and redemption price per share[2]	$33.84
Class Y
Net Assets	$476,855
Shares outstanding	13,967
Offering and redemption price per share[2]	$34.14

[1]	Includes securities on loan of $4,099,529
[2]	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT  OF  OPERATIONS
SIX  MONTHS  ENDED  JUNE  30,  2006  (Unaudited)

INVESTMENT INCOME
Dividend income	$34,168,250
Interest income	1,747,685
Total Investment Income	35,915,935

EXPENSES
Investment advisory fees	3,564,106
Distribution fees
Class A	535,428
Class B	357,228
Class C	1,064,683
Custodian fees	66,811
Administration, fund accounting and transfer agent fees	364,923
Administrative services plan fees	142,616
Trustees’ fees	20,377
Legal fees	79,405
Printing fees	41,650
Registration fees	13,347
Audit fees	30,910
Insurance expense	17,768
Dividend expense	29,607
Interest expense	4,605,823
Other expenses	28,410
Total expenses	10,963,092
Net Investment Income	24,952,843

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from investments	1,915,550
Net realized loss on securities sold short	(2,249,194)
Change in unrealized appreciation (depreciation) from investments,
and securities sold short	10,671,773
Net realized/unrealized loss from investments and
securities sold short	10,338,129
Change in net assets resulting from operations	$35,290,972

See accompanying notes to the financial statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$24,952,843	$53,922,552
Net realized gains from investments and options	1,915,550	1,841,354
Net realized loss on securities sold short	(2,249,194)	(2,153,834)
Net change in unrealized appreciation
(depreciation) from investments, and
securities sold short	10,671,773	(72,889,108)
Change in net assets resulting from operations	35,290,972	(19,279,036)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(15,335,899)	(36,352,015)
From net realized gains from investments
and securities sold short	-	(2,531,645)
Return of capital	-	(195,826)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,328,868)	(5,147,376)
From net realized gains from investments
and securities sold short	-	(427,735)
Return of capital	-	(33,250)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(6,993,939)	(14,972,297)
From net realized gains from investments
and securities sold short	-	(1,257,138)
Return of capital	-	(97,925)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(6,899)	-
From net realized gains from investments
and securities sold short	-	-
Return of capital	-	-
Change in net assets from distributions
to shareholders	(24,665,605)	(61,015,207)

CAPITAL TRANSACTIONS
Proceeds from shares issued	69,491,177	270,977,773
Shares issued in reinvestment of distributions	16,510,924	42,876,544
Payments for shares redeemed	(140,876,608)	(348,991,337)
Redemption fees	13,422	73,031
Change in net assets from capital transactions	(54,861,085)	(35,063,989)
Change in net assets	(44,235,718)	(115,358,232)

NET ASSETS
Beginning of period	739,763,787	855,122,019
End of period	$695,528,069	$739,763,787
Undistributed net investment income	$287,445	$-

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT  OF  CHANGES  IN  NET  ASSETS   ( c o n t i n u e d )

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)
Capital Transactions:
Class A:
Proceeds from shares issued	$53,896,046	$218,024,712
Dividends reinvested	10,186,578	27,666,309
Cost of shares redeemed	(99,026,447)	(286,689,306)
Redemption fees	11,333	70,821
Change	$(34,932,490)	$(40,927,464)

Class B:
Proceeds from shares issued	$1,256,898	$7,393,098
Dividends reinvested	1,466,273	3,625,448
Cost of shares redeemed	(9,542,114)	(11,461,457)
Redemption fees	20	197
Change	$(6,818,923)	$(442,714)

Class C:
Proceeds from shares issued	$13,869,516	$45,559,963
Dividends reinvested	4,851,174	11,584,787
Cost of shares redeemed	(32,308,047)	(50,840,574)
Redemption fees	2,069	2,013
Change	$(13,585,288)	$6,306,189

Class Y:+
Proceeds from shares issued	$468,717	$-
Dividends reinvested	6,899	-
Cost of shares redeemed	-	-
Redemption fees	-	-
Change	$475,616	$-

Share Transactions:
Class A:
Issued	1,574,824	6,047,910
Reinvested	300,920	780,159
Redeemed	(2,893,479)	(8,064,957)
Change	(1,017,735)	(1,236,888)

Class B:
Issued	37,020	206,246
Reinvested	43,648	103,178
Redeemed	(280,748)	(327,119)
Change	(200,080)	(17,695)

See accompanying notes to the financial statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS   ( c o n t i n u e d )

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2006	DECEMBER 31, 2005
	(Unaudited)
Class C:
Issued	409,393	1,275,260
Reinvested	144,678	330,278
Redeemed	(953,043)	(1,450,909)
Change	(398,972)	154,629

Class Y:+
Issued	13,761	-
Reinvested	206	-
Redeemed	-	-
Change	13,967	-

+ Commenced operations on April 28, 2006.

See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT  OF  CASH  FLOWS
SIX  MONTHS  ENDED  JUNE  30,  2006   ( U n a u d i t e d )

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$ 24,952,843
Adjustments to reconcile net investment income to
net cash used in operating activities:
Purchases of investment securities	(86,184,635)
Proceeds from disposition of investments, options
and securities sold short	161,129,883
Increase in deposits with broker and custodian bank
for securities sold short	12,925,917
Increase in interest and dividends receivable	2,439,974
Decrease in accrued expenses and other payables	(171,646)
Net cash used in operating activities	115,092,336

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	(34,928,944)
Proceeds from shares issued	69,300,103
Cost of shares redeemed	(141,312,603)
Cash distributions paid	(8,150,892)
Net cash provided by financing activities	(115,092,336)
Change in cash	-

CASH:
Beginning balance	-
Ending balance	$ -

Non-cash financing activities not included herein consist of reinvestment of distributions of $16,510,924.

See accompanying notes to the financial statements.

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KENSINGTON SELECT INCOME FUND

FINANCIAL  HIGHLIGHTS
Selected data for a share of benefi cial interest outstanding throughout the periods indicated.

			Investment Activities		Less Dividends
			Net Realized
			and Unrealized
			Gains (Losses) on
	Net Asset		Investments,	Total
	Value,	Net	Options and	From	Net	Net	Return
	Beginning	Investment	Securities	Investment	Investment	Realized	of
	of Period	Income	Sold Short	Activities	Income	Gains	Capital
Kensington Select Income Fund Class A
Period Ended June 30, 2006 (Unaudited)	$33.69	1.25(g)	0.47	1.72	(1.24)	-	-
Year Ended December 31, 2005	$37.07	2.41(g)	(3.09)	(0.68)	(2.50)	(0.19)	(0.01)
Year Ended December 31, 2004	$36.76	2.04	1.92	3.96	(1.95)	(1.70)	-
Period Ended December 31, 2003*	$32.50	1.67	5.07	6.74	(1.95)	(0.53)	-
Year Ended March 31, 2003	$31.18	2.57	1.29	3.86	(2.54)	-	-
Period Ended March 31, 2002**	$25.00	2.51	6.29	8.80	(2.58)	-	(0.04)

Kensington Select Income Fund Class B
Period Ended June 30, 2006 (Unaudited)	$33.44	1.11(g)	0.47	1.58	(1.12)	-	-
Year Ended December 31, 2005	$36.84	2.12(g)	(3.07)	(0.95)	(2.25)	(0.19)	(0.01)
Year Ended December 31, 2004	$36.57	1.80	1.85	3.65	(1.74)	(1.64)	-
Period Ended December 31, 2003*	$32.35	1.47	5.04	6.51	(1.76)	(0.53)	-
Year Ended March 31, 2003	$31.08	2.26	1.35	3.61	(2.34)	-	-
Period Ended March 31, 2002**	$25.00	2.45	6.12	8.57	(2.45)	-	(0.04)

Kensington Select Income Fund Class C
Period Ended June 30, 2006 (Unaudited)	$33.38	1.11(g)	0.47	1.58	(1.12)	-	-
Year Ended December 31, 2005	$36.77	2.12(g)	(3.06)	(0.94)	(2.25)	(0.19)	(0.01)
Year Ended December 31, 2004	$36.51	1.82	1.82	3.64	(1.74)	(1.64)	-
Period Ended December 31, 2003*	$32.30	1.48	5.02	6.50	(1.76)	(0.53)	-
Year Ended March 31, 2003	$31.06	2.28	1.31	3.59	(2.35)	-	-
Period Ended March 31, 2002**	$25.00	2.46	6.12	8.58	(2.48)	-	(0.04)

Kensington Select Income Fund Class Y
Period Ended June 30, 2006 (Unaudited)***	$34.14	0.60(g)	0.04	0.64	(0.64)	-	-

* A nine month period due to year end change from March 31 to December 31.
** From commencement of operations on April 3, 2001.
*** From commencement of operations on April 28, 2006.
(a) Total return excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) Excludes dividend and interest expense.
(e) Includes dividend and interest expense.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g) Computed using the average share method.
^ Less than $0.01 per share

See accompanying notes to the financial statements.

from:					Ratios/Supplemental Data

							Ratio of
				Net			Net
		Net Asset		Assets,	Ratio of	Ratio of	Investment
		Value,	Total	End of	Expenses to	Expenses to	Income to
Total	Redemption	End of	Return	Period	Average Net	Average Net	Average Net	Portfolio
Distributions	Fees	Period	(a)(b)	(000’s)	Assets (c)(d)	Assets (c)(e)	Assets (c)(e)	Turnover (f)

(1.24)	-^	$34.17	5.17%	$416,115	1.48%	2.78%	7.30%	8.34%
(2.70)	-^	$33.69	(1.99)%	$444,576	1.47%	2.13%	6.66%	35.70%
(3.65)	-	$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
(2.48)	-	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
(2.54)	-	$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
(2.62)	-	$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%

(1.12)	-^	$33.90	4.78%	$ 69,169	2.23%	3.53%	6.54%	8.34%
(2.45)	-^	$33.44	(2.73)%	$ 74,926	2.22%	2.88%	5.95%	35.70%
(3.38)	-	$36.84	10.45%	$ 83,185	2.35%	3.07%	6.73%	37.74%
(2.29)	-	$36.57	20.54%	$ 64,900	2.35%	2.77%	5.54%	22.49%
(2.34)	-	$32.35	11.89%	$ 39,973	2.35%	3.00%	7.75%	49.59%
(2.49)	-	$31.08	35.41%	$ 11,049	2.35%	3.04%	9.94%	33.27%

(1.12)	-^	$33.84	4.79%	$209,767	2.23%	3.53%	6.56%	8.34%
(2.45)	-^	$33.38	(2.71)%	$220,262	2.22%	2.88%	5.96%	35.70%
(3.38)	-	$36.77	10.43%	$236,965	2.35%	3.07%	6.73%	37.74%
(2.29)	-	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
(2.35)	-	$32.30	11.87%	$ 98,752	2.35%	3.00%	7.85%	49.59%
(2.52)	-	$31.06	35.42%	$ 29,499	2.35%	3.00%	10.07%	33.27%

(0.64)	-	$34.14	1.91%	$ 477	1.23%	2.53%	12.03%	8.34%

KENSINGTON SELECT INCOME FUND

OTHER  SHARE  CLASS  RESULTS   ( U n a u d i t e d )

AVERAGE ANNUAL RETURN				SINCE
FOR PERIODS ENDED JUNE 30, 2006				INCEPTION[1]
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(3/30/01)

CLASS B SHARES
not reflecting CDSC[2]	0.34%	7.11%	11.83%	14.71%
reflecting applicable CDSC	-4.34%	6.26%	11.57%	14.60%

CLASS C SHARES
not reflecting CDSC[2]	0.36%	7.11%	11.84%	14.71%
reflecting applicable CDSC	-0.57%	7.11%	11.84%	14.71%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

[1] While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

2 CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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KENSINGTON INTERNATIONAL REAL ESTATE FUND

Please note that per NASD rules, mutual fund performance can only be published after a full calendar quarter. Due to the Kensington International Real Estate Fund’s inception date of April 28, 2006, performance results are not included in this report.

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

The Kensington International Real Estate Fund is designed to invest predominantly in large, high quality international real estate companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of equity securities of non-U.S. real estate companies.

INVESTMENT  STRATEGY

The Fund’s portfolio is well balanced across Europe, Asia and Australia. The Fund owns a targeted list of companies - currently 50 holdings out of approximately 200 stocks in the international real estate securities universe. Under normal market conditions, the Fund will endeavor to diversify investments across countries and regions.

Generally, the Fund’s strategy has an emphasis on high quality companies with development-driven business models and high-grade assets in modern markets. Geographically, we aim to focus in areas exhibiting strong commercial real estate industry fundamentals, supported by robust economic growth and political stability. We seek to invest alongside best-in-class management teams with proven track records, focusing on companies with strong balance sheets, access to capital and those that own and have the ability to build high quality assets.

The Fund seeks to generate returns consistent with international real estate stocks’ long-term historical profile: competitive, low-correlated returns versus broader stocks and U.S. REITs. Importantly, overseas real estate companies have also demonstrated a lack of correlation between different countries, providing the opportunity for enhanced portfolio diversification and the potential for lower risk. Additional diversification may be achieved through exposure to non-dollar denominated currency.

In terms of concerns, while there is always a risk of near term price volatility, as we saw in the second quarter across all international equities markets, we feel the primary risks to international commercial real estate companies are similar to the systemic risks that concern us domestically, such as economic weakness or sudden interest rate increases, which would affect the broader equities markets as well. Specific risks to foreign real estate equity investment that we monitor include currency risk and exposure to development-driven business models.

IN  CONCLUSION

We believe that the proliferation of REIT-like structures internationally and increasing investor demand for real estate securities positions the international market for continued rapid growth, fueled by a dramatic shift toward securitization similar to that which took place in the U.S. market in the early 1990s, as capital transferred from private, non-traded markets into the publicly-traded arena. In our view, this expansion should produce new opportunities for investors to access growing economies through international real estate securities.

PAUL GRAY	JOEL BEAM
Portfolio Manager	Portfolio Manager

KENSINGTON INTERNATIONAL REAL ESTATE FUND

EXPENSE  EXAMPLE

As a shareholder of the Kensington International Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemptions fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 to June 30, 2006.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class A	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$975.60	$9.06
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.62	$9.25

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class B	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$974.80	$12.73
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.90	$12.97

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class C	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$974.80	$12.73
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.90	$12.97

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class Y	January 1, 2006	June 30, 2006	During Period*
Actual	$1,000.00	$976.00	$7.84
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.86	$8.00

*
Expenses are equal to the Fund’s annualized expense ratio of 1.85% for Class A, 2.60% for Class B, 2.60% for Class C, and 1.60% for Class Y multiplied by the average account value over the period, multiplied by 181days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0 ,   2 0 0 6   ( U n a u d i t e d )

		Market
	Shares	Value($)
Real Estate Common Stock (90.9%)

Australia (15.7%)
Australand Property Group	17,600	27,073
Centro Properties Group	38,160	189,707
Commonwealth Property Office Fund	115,300	119,095
DB RREEF Trust	173,500	188,880
Grand Hotel Group	205,588	132,148
Macquarie Office Trust	117,800	120,802
Macquarie ProLogis Trust	149,000	124,008
Mirvac Group	39,000	126,067
Stockland	85,800	447,582
Thakral Holdings Group	226,000	125,956
Westfield Group	50,600	651,625
		2,252,943
Austria (1.3%)
Immofinanz Immobilien Anlagen AG1	16,600	184,296

Britain (15.6%)
British Land Co PLC	19,600	457,769
Brixton PLC	14,400	127,553
Capital & Regional PLC	7,207	134,806
Derwent Valley Holdings PLC	4,800	139,179
Great Portland Estates PLC	14,800	136,842
Hammerson PLC	9,000	197,052
Land Securities Group PLC	15,300	507,576
Liberty International PLC	13,300	261,932
Slough Estates PLC	13,900	157,181
Unite Group PLC	17,200	127,624
		2,247,514
Canada (5.0%)
Brookfield Properties Corporation	8,000	253,838
H&R Real Estate Investment Trust	6,600	135,867
Riocan Real Estate Investment Trust	10,200	197,732
Summit Real Estate Investment Trust	5,800	133,011
		720,448
France (3.7%)
Klepierre	1,100	127,400
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,250	139,337
Unibail	1,560	271,961
		538,698

See accompanying notes to the financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0,   2006  ( U n a u d i t e d )  ( c o n t i n u e d )

		Market
	Shares	Value($)
Germany (0.8%)
Deutsche Euroshop	1,620	112,243
IVG Immobilien AG	3,960	121,561
		233,804
Hong Kong (19.5%)
Champion REIT[1]	220,000	109,061
Cheung Kong Holdings Ltd	36,500	395,487
China Overseas Land & Investment Ltd	399,800	243,238
China Overseas Land & Investment Rights	49,975	-
Far East Consortium	452,000	193,516
Great Eagle Holdings Ltd	38,800	132,892
Hang Lung Properties Ltd	73,800	132,086
Henderson Land Development Co Ltd	37,500	194,832
Henderson Land Development Rights	1,269	-
Hongkong Land Holdings Ltd	106,200	388,692
Hysan Development Co Ltd	80,200	226,154
New World Development Ltd	82,500	135,972
Sino Land Co	86,000	137,311
Sun Hung Kai Properties Ltd	50,500	514,995
Sun Hung Kai Properties Ltd Rights	23,500	-
		2,804,236
Japan (16.6%)
Mitsubishi Estate Co., Ltd	31,000	658,249
Mitsui Fudosan Co., Ltd	30,900	670,976
Nippon Building Fund Incorporated	17	164,889
NTT Urban Development Corporation	22	171,478
Sumitomo Realty & Development Co., Ltd	16,500	406,588
Tokyo Tatemono Co., Ltd	14,400	154,268
Tokyu Land Corporation	19,900	154,936
		2,381,384

See accompanying notes to the financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

SCHEDULE  OF  PORTFOLIO  INVESTMENTS
J u n e   3 0 ,   2 0 0 6  ( U n a u d i t e d )  ( c o n t i n u e d )

	Shares
	or
	Principal	Market
	Amount	Value($)
Netherland (3.6%)
Corio NV	4,060	252,533
Rodamco Europe NV	2,650	259,804
		512,337
Singapore (5.1%)
Allgreen Properties	148,100	117,893
Ascendas Real Estate Investment Trust	105,000	127,365
CapitaCommercial Trust	142,400	149,341
CapitaLand Ltd.	76,800	218,340
CapitaMall Trust	91,300	122,283
		735,222
Spain (0.9%)
Immobiliaria Colonial	1,580	125,498

Sweden (1.4%)
Castellum AB	9,600	98,378
Fabege AB	5,300	98,684
		197,062
Switzerland (0.9%)
PSP Swiss Property AG	2,500	129,239

Total Real Estate Common Stock		13,062,681

Repurchase Agreement (7.0%)
Custodial Trust Company, 4.50%, dated 6/30/06,
due 07/01/06, repurchase price $1,010,813
(collateralized by Strips-Tint, 08/15/11, valued $1,039,941)	$1,010,434	1,010,434

TOTAL INVESTMENTS IN SECURITIES
(cost $13,874,314) - 97.8%		14,073,115
Other assets in excess of Liabilities - 2.2%		313,367
NET ASSETS - 100.0%		$14,386,482

[1] Represents non-income producing securities.

See accompanying notes to the financial statements.

SCHEDULE  OF  PORTFOLIO  INVESTMENTS  BY  INDUSTRY
J u n e   3 0 ,   2 0 0 6   ( U n a u d i t e d )

Industry	% of Net Assets
Real Estate - Operation/Development	50.4%
Real Estate - Property Trust	15.5%
REITS - Diversified	10.0%
Real Estate - Management/Service	9.8%
REITS - Shopping Centers	2.2%
REITS - Office Property	2.1%
REITS - Warehouse/Industry	0.9%
Total Investments in Securities	90.9%
Other Assets less Liabilities	9.1%
Net Assets	100.00%

See accompanying notes to the financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

STATEMENT  OF  ASSETS  AND  LIABILITIES
J u n e   3 0 ,   2 0 0 6  ( U n a u d i t e d )

ASSETS
Investments, at value (cost $12,863,880)	$ 13,062,681
Repurchase agreements, at cost	1,010,434
Total Investments, (cost $13,874,314)	14,073,115
Foreign currency, at value (cost $597,319)	606,224
Interest and dividends receivable	46,599
Receivable for capital shares issued	557,741
Due to Adviser	10,842
Prepaid expenses	38,389
Total Assets	15,332,910

LIABILITIES
Payables for investments purchased	909,339
Payable for capital shares redeemed	8,268
Accrued expenses and other payables
Investment advisory fees	8,612
Distribution fees	3,320
Administrative services plan fee	43
Administration, fund accounting and transfer agent fees	1,275
Other	15,571
Total Liabilities	946,428

NET ASSETS	$ 14,386,482

Capital	$ 14,158,122
Undistributed net investment income	40,082
Undistributed realized losses on investments	(18,531)
Net unrealized appreciation on investments	197,905
Net unrealized appreciation on foreign currency	8,904
Net Assets	$ 14,386,482
Class A
Net Assets	$6,948,597
Shares outstanding	284,832
Redemption price per share	$24.39
Maximum Sales Charge - Class A	5.75%
Maximum Offering Price
[100%/(100% - Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$25.88
Class B
Net Assets	$775,633
Shares outstanding	31,825
Offering and redemption price per share[1]	$24.37
Class C
Net Assets	$3,059,733
Shares outstanding	125,547
Offering and redemption price per share[1]	$24.37
Class Y
Net Assets	$3,602,519
Shares outstanding	147,631
Offering and redemption price per share[1]	$24.40

[1] Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

STATEMENT  OF  OPERATIONS
SIX  MONTHS  ENDED  JUNE  30,  2006  ( U n a u d i t e d )

INVESTMENT INCOME
Dividend income	$ 53,644
Interest income	9,650
Total Investment Income	63,294

EXPENSES
Investment advisory fees	11,591
Administration fees
Distribution fees
Class A	1,485
Class B	937
Class C	2,244
Administration, fund accounting and transfer agent fees	1,275
Administrative services plan fees	84
State registration fees	5,849
Custodian fees	4,964
Printing fees	2,507
Legal fees	985
Organization costs	2,500
Offering costs	4,583
Audit fees	451
Insurance expense	418
Trustees’ fees	197
Other expenses	769
Total expenses before waivers	40,839
Less expenses waived/reimbursed by the Adviser	(17,627)
Net Expenses	23,212

Net Investment Income	40,082

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized losses from investments	(316)
Net realized losses from foreign currency transactions	(18,215)
Change in unrealized appreciation (depreciation) from investments	197,905
Change in unrealized appreciation (depreciation) from foreign currency	8,904
Net realized/unrealized gains from investments	188,278
Change in net assets resulting from operations	$228,360

See accompanying notes to the financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

APRIL 28, 2006*
THROUGH
JUNE 30, 2006
(Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$40,082
Net realized losses from investments	(316)
Net realized losses from foregin currency	(18,215)
Net change in unrealized appreciation (depreciation) from investments	197,905
Net change in unrealized appreciation (depreciation) from foreign currency	8,904
Change in net assets resulting from operations	228,360

CAPITAL TRANSACTIONS
Proceeds from shares issued	14,177,334
Shares issued in reinvestment of distributions	-
Proceeds from shares issued from merger	-
Payments for shares redeemed	(19,212)
Redemption fees	-
Change in net assets from capital transactions	14,158,122
Change in net assets	14,386,482

NET ASSETS
Beginning of period	-
End of period	$14,386,482
-
Undistributed net investment income	$40,082
* Commenced of operations.

STATEMENT  OF  CHANGES  IN  NET  ASSETS   ( c o n t i n u e d )

		APRIL 28, 2006*
		THROUGH
		JUNE 30, 2006
		(Unaudited)
Capital Transactions:
Class A:
Proceeds from shares issued		$6,892,318
Dividends reinvested		-
Shares issued from merger		-
Cost of shares redeemed		(10,944)
Redemption fees		-
Change		$6,881,374
Class B:
Proceeds from shares issued		$808,561
Dividends reinvested		-
Cost of shares redeemed		(8,268)
Redemption fees		-
Change		$800,293
Class C:
Proceeds from shares issued		$3,024,807
Dividends reinvested		-
Shares issued from merger		-
Cost of shares redeemed		-
Redemption fees		-
Change		$3,024,807
Class Y:
Proceeds from shares issued		$3,451,647
Dividends reinvested		-
Shares issued from merger		-
Cost of shares redeemed		-
Redemption fees		-
Change		$3,451,647
Share Transactions:
Class A:
Issued		285,303
Reinvested		-
Redeemed		(471)
Change		284,832
Class B:
Issued		32,179
Reinvested		-
Redeemed		(355)
Change		31,824
Class C:
Issued		125,547
Reinvested		-
Redeemed		-
Change		125,547
Class Y:
Issued		147,631
Reinvested		-
Redeemed		-
Change		147,631
* Commenced of operations.
	See accompanying notes to the financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

FINANCIAL  HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:

	Net Asset		Net Realized/	Total
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Kensington International Real Estate Fund Class A
Period Ended June 30, 2006 (Unaudited)**	$25.00	0.09(g)	(0.70)	(0.61)

Kensington International Real Estate Fund Class B
Period Ended June 30, 2006 (Unaudited)**	$25.00	0.04(g)	(0.67)	(0.63)

Kensington International Real Estate Fund Class C
Period Ended June 30, 2006 (Unaudited)**	$25.00	0.07(g)	(0.70)	(0.63)

Kensington International Real Estate Fund Class Y
Period Ended June 30, 2006 (Unaudited)**	$25.00	0.15(g)	(0.75)	(0.60)

**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.

See accompanying notes to the financial statements.

				Ratios/Supplemental Data
						Ratio of
			Net			Net
	Net Asset		Assets,	Ratio of	Ratio of	Investment
Redemption	End of	Total	Period	Average Net	Average Net	Average Net	Portfolio
Fees	Period	Return (a)(b)	(000’s)	Assets (c) (d)	Assets (c) (e)	Assets (c) (d)	Turnover (f)

-	$24.39	(2.44)%	$6,949	1.85%	3.38%	3.35%	13.38%

-	$24.37	(2.52)%	$ 776	2.60%	4.13%	1.28%	13.38%

-	$24.37	(2.52)%	$3,060	2.60%	4.13%	3.00%	13.38%

-	$24.40	(2.4)%	$3,603	1.60%	3.13%	4.99%	13.38%

THE KENSINGTON FUNDS

NOTES  TO  THE  FINANCIAL  STATEMENTS

1.    ORGANIZATION

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, the Kensington Strategic Realty Fund and the Kensington International Real Estate Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers four classes of shares: Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Class Y shares are sold without a maximum front-end load and no deferred sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

2 .    SIGNIFICANT  ACCOUNTING  PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES  VALUATION

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”).

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are “marked-to-market” daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

REPURCHASE  AGREEMENTS

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board.

SECURITY  TRANSACTIONS  AND  RELATED  INCOME

Security transactions are recorded for no later than one day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

FEDERAL  INCOME  TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

THE KENSINGTON FUNDS

FOREIGN  CURRENCY  TRANSLATION

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.

WRITTEN  OPTIONS

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the six months ended June 30, 2006, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the six month ended June 30, 2006, by the Fund:

Kensington Strategic Realty Fund

Call Options	Contract	Premiums
Balance at beginning of year	-	-
Options written	3,167	997,538
Options closed	(2,161)	(618,239)
Options expired	-	-
Options Exercised	-	-
Options outstanding at the end of the period	1,006	379,299

SHORT  SALE  TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RESTRICTED  SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On June 30, 2006, the Kensington Select Income Fund and Kensington Strategic Realty Fund held restricted securities representing 5.8% and 9.9% of net assets, respectively. The restricted securities held as of June 30, 2006 are identified below:

			Number of
			Shares
	Acquisition	Acquisition	/Principal
Security	Date	Cost	Amount	Value

Kensington Strategic Realty Fund
Arbor Realty Trust	04/04	$5,440,500	362,700	$9,085,635
Asset Capital Corp. Inc.	06/05	$12,945,500	1,523,000	$13,250,100
Taberna Realty Finance Trust	06/05	$6,725,000	672,500	$10,087,500
Taberna Preferred Funding II Pfd Shares	06/05	$5,000,000	5,000	$5,000,000

Kensington Select Income Fund
LBA Realty Pfd, Series A 8.75%	07/03	$20,000,000	400,000	$19,660,000
LBA Realty Pfd, Series B 8.75%	03/04	$8,075,000	323,000	$6,750,700
Resource Capital Corp.	03/05	$6,375,000	425,000	$6,375,000
Taberna Preferred Funding III Class D	09/05	$4,500,000	4,500,000	$4,500,000
Taberna Preferred Funding III Class E	09/05	$4,500,000	4,500,000	$4,500,000
Taberna Preferred Funding II 2005-2A F	06/05	$27,000,000	$ 27,000,000	$27,000,000

DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for the Real Estate Securities Fund, the Strategic Realty Fund and the Select Income Fund. Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund. Net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

SECURITIES  LENDING

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to

THE KENSINGTON FUNDS

100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2006, the Funds had equity securities on loan as follows:

	Market
Fund	Value	Collateral
Kensington Strategic Realty Fund	$153,569,001	$155,896,602
Kensington Select Income Fund	$4,099,529	$4,227,967*

* The cash collateral received was invested in repurchase agreements at June 30, 2006.

EXPENSES

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

REDEMPTION  FEES

The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

ADMINISTRATIVE  SERVICES  PLAN

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3.    PURCHASES  AND  SALES  OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2006 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$54,232,226	$49,725,246
Kensington Strategic Realty Fund	$511,325,204	$483,540,997
Kensington Select Income Fund	$73,943,955	$147,343,757
Kensington International Real Estate Fund	$13,215,849	$349,281

4.    RELATED  PARTY  TRANSACTIONS

Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the “Advisory Agreements”). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund’s average daily net assets: Real Estates Securities Fund, 0.85%; Strategic Realty Fund, 1.50% (subject to performance adjustments); Select Income Fund, 1.00%; and International Real Estate Fund, 1.00%.

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a fee (the “Total Fee”) composed of: (1) a base fee, calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.50% of the Fund’s average daily net assets (the “Base Fee”), and (2) a Performance Adjustment that will add to or subtract from the Base Fee depending on the performance of Class A shares of the Fund relative to the FTSE NAREIT Composite Index formerly, the National Association of Real Estate Investment Trust (“NAREIT”) Composite Index (“Index”) for the preceding twelve month period.

A Performance Adjustment will be made at the end of each calendar month based on the performance of Class A shares relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month.

The Performance adjustment will be a positive or negative amount equal to 15% (rounded to the third decimal place) of the difference between the performance of Class A shares of the Fund and the performance of the Index for the previous twelve month period. The adjustment is limited to a maximum positive or negative adjustment of 1.0%.

The Adviser has contractually agreed, until December 31, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

THE KENSINGTON FUNDS

		Total Operating
Fund		Expense
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Real Estate Securities Fund	Class Y	1.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Strategic Realty Fund	Class Y	2.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Select Income Fund	Class Y	1.35%
Kensington International Real Estate Fund	Class A	1.85%
Kensington International Real Estate Fund	Class B	2.60%
Kensington International Real Estate Fund	Class C	2.60%
Kensington International Real Estate Fund	Class Y	1.60%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the period ended June 30, 2006, the amounts reimbursed to the Adviser remaining available for reimbursement were as follows:

	Reimbursed
	To (From) Adviser	Remaining
	Period Ended	Available for
Fund	June 30, 2006	Reimbursement
Kensington Real Estate Securities Fund	$ 22,536	$137,963
Kensington International Real Estate Fund	$(17,627)	$ 17,627

In 2004, the Adviser informed the Funds’ Board of Trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect. In January 2006, the Adviser made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Adviser and the Staff. This amount was accrued as a receivable by the Strategic Realty Fund at December 31, 2005 and credited to paid-in capital.

The Adviser has voluntarily agreed to reimburse the Strategic Realty Fund for certain legal fees and expenses up to $100,000. The Adviser will not seek repayment for the reimbursed legal fees and expenses. For the six months ended June 30, 2006, the Adviser reimbursed the Fund $26,124 of such fees.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator pursuant to an Administration Agreement (the “Administration Agreement”). USBFS also serve as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. USBFS received fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. For its services, the Funds pay USBFS an annual fee equal to 0.12% of the first $1.25 billion of the average daily net assets, 0.08% of the next $1.75 billion, 0.06% thereafter.

Quasar Distributors, LLC, an affiliate of USBFS, serve as the Funds’ principal distributor (the “Distributor”). The Trust had entered into a Distribution Plan (the “Plan”) which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds paid a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

Certain Officers and Trustees of the Trust are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $100,000 from the Trust. Each of the Non-Interested Trustees receives a $3,000 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. Each of the Non-Interested Trustees also receives a $12,000 annual retainer paid quarterly. The Chairman of the Audit Committee receives $500 for each Board meeting attended and an annual retainer of $7,500. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $24,000 ($33,500 for the Audit Committee Chairman) before travel expenses.

AFFILIATED  COMPANY  TRANSACTIONS

The Kensington Strategic Realty Fund and the Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the period ended June 30, 2006:

	Share	Aggregate	Aggregate	Net		Share	Value,
	Balance,	Purchase	Sales	Realized		Balance,	June 30,
Issuer	Dec 31, 2005	Cost	Cost	Gain (Loss)	Income	June 30, 2006	2006
STRATEGIC REALTY FUND
BNP Residential Properties Inc.	329,500*	$4,037,557	$ -	$ -	$183,768	568,200	$ 9,687,810
Feldman Mall Properties Inc.	888,075	174,558	169,975	(24,765)	402,937	890,000	9,754,400
Hersha Hospitality Trust	1,420,400	105,308	-	-	513,378	1,431,700	13,300,493
Newkirk Realty Trust Inc.	1,113,100	1,527,866	2,058,773	15,353	946,480	1,080,000	18,748,800
Winthrop Realty Trust	2,555,350	914,754	1,361,558	329,685	-	2,653,700	15,762,978
TOTAL		$6,760,043	$3,590,306	$320,273	$2,046,563		$67,254,481

SELECT INCOME FUND
Newkirk Realty Trust Inc.	1,893,000	-	-	-	1,514,400	1,893,000	32,862,480
TOTAL		$ -	$ -	$ -	$1,514,400		$32,862,480

* Issuer was not an affiliated company at December 31, 2005.

THE KENSINGTON FUNDS

5.    CONCENTRATION  OF  CREDIT  RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6.    ORGANIZATION  COSTS

In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the International Real Estate Fund, which commenced operations on April 28, 2006, were expensed as incurred. Offering costs are deferred and amortized over twelve months on a straight-line basis.

7.    LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial Trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings). Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the period ended June 30, 2006 was as follows:

	Average	Average Outstanding
Fund	Interest Rate	Demand Loan Payable
Kensington Strategic Realty	5.45%	$182,661,688
Kensington Select Income Fund	5.65%	$169,267,990

8.    TAX  MATTERS

As of June 30, 2005 the components of accumulated earnings on a tax basis was as follows:

	Real Estate	Strategic	Select Income	International
	Fund	Realty Fund	Fund	Real Estate Fund
Cost of investment for tax purposes	$59,074,777	$694,528,735	$835,262,868	$13,336,424
Gross tax unrealized appreciation	15,115,866	134,952,450	29,374,736	270,142
Gross tax unrealized (depreciation)	(242,504)	(13,872,704)	(15,782,145)	(80,245)
Net tax unrealized appreciation on
investment	14,873,362	121,079,747	13,592,591	189,897
Net tax appreciation on
derivatives and foreign-currency
denominated assets and liabilities	-	-	-	8,904
Net tax unrealized appreciation	$14,873,362	$121,079,747	$13,592,591	$198,801

9.    MERGER

On March 24, 2005, the Kensington Real Estate Securities Fund (the “Acquiring Fund”) acquired all of the net assets of the Victory Real Estate Fund (the “Acquired Fund”) in a tax-free exchange of shares pursuant to an agreement and plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Acquiring Fund’s Schedule of Changes in Net Assets.

The Acquiring Fund issued 427,277 Class A shares (valued at $15,454,613) for 563,405 Class A shares and 460,794 Class R shares of the Acquired Fund and issued 17,039 Class C shares (valued at $612,905) for 40,750 Class C shares of the Acquired Fund outstanding on March 24, 2005. The Acquired Fund’s net assets on that date of $16,067,518, including $4,023,173 of net unrealized appreciation were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately after the merger were $53,666,254.

THE KENSINGTON FUNDS

OTHER  DISCLOSURES  ( U n a u d i t e d )

1.    PROXY  VOTING  POLICIES  AND  PROCEDURES

The advisers of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2.    PROXY  VOTING  RECORD

Information regarding how the advisers of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3.    FORM  N-Q  DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

DEFINITIONS

Basis Point - A measure that equals one one-hundredth of one percent. For example, 20 basis points equal 0.20%.

Cash Flow - The difference between income and expenditures during a given period of time. A positive cash flow indicates that income exceeds expenses; negative cash flow indicates the opposite.

Correlation - A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Standard Deviation - A measure of the degree to which a fund’s return varies from its previous returns or from the average of all similar funds. The larger the standard deviation, the greater the likelihood (and risk) that a security’s performance will fluctuate from the average return.

THE KENSINGTON FUNDS

FUND  MANAGEMENT  ( U n a u d i t e d )

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Number of
		Term of	Principal	Funds in	Other
	Position(s)	Office** and	Occupation(s)	Fund Complex	Directorships
	Held with	Length of	During Past	Overseen	Held by
Name, Address and Age	the Funds	Time Served	Five Years	by Trustee	Trustee

Interested Trustees
John P. Kramer*	Trustee and	Since 2003	President, Kensington	4	None
4 Orinda Way	President		Investment Group, Inc.
Suite 200C			(since August 1993)
Orinda, CA 94563
Age: 48

Non-Interested Trustees
Frank C. Marinaro	Trustee	Since 2003	Portfolio Manager,	4	None
4 Orinda Way			Emery and Howard
Suite 200C			Portfolio Management
Orinda, CA 94563			(since 1993)
Age: 44

David R. Pearce	Trustee	Since 2003	Director of Finance,	4	None
4 Orinda Way			Weston Nurseries
Suite 200C			(since 2005) Private
Orinda, CA 94563			Investor, 2005. From
Age: 47			1996 to 2004, Vice
President, Chief
Financial Officer, and
Treasurer, Geerlings &
Wade (wine retailer)

Robert Sablowksy	Trustee	Since 2006	Senior Vice President	4	The RBB
Orinda Way			since July 2002, and		Fund, Inc.
Suite 200C			prior thereto, Executive
Orinda, CA 94563			Vice President of
Age: 68			Oppenheimer &
Co., Inc., formerly
Fahnestock & Co., Inc.
(a registered broker-
dealer).

* Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington
Investment Group, Inc., the Funds’ investment adviser.
** Trustees hold their position with the Trust until their resignation or removal.

OFFICERS  OF  THE  TRUST  WHO  ARE  NOT  TRUSTEES

Principal
	Position(s)	Term of Office**	Occupation(s)
	Held with	and Length of	During Past
Name, Address and Age	the Funds	Time Served	Five Years

Paul Gray	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 40

Craig M. Kirkpatrick	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 43

Cynthia M. Yee	Secretary,	Since 2003	From 1994 to present,
4 Orinda Way	Treasurer		Executive Vice President and
Suite 200C	and Chief		Chief Financial Officer of
Orinda, CA 94563	Compliance		Kensington Investment
Age: 40	Officer		Group, Inc.

Rita Dam	Assistant	Since 2004	From 1994 to present,
615 East Michigan Street	Treasurer		Vice President of U.S.
Milwaukee, WI 53202			Bancorp Fund
Age: 40			Services, LLC

Joy Ausili	Assistant	Since 2004	From 1997 to present, Vice
615 East Michigan Street	Treasurer		President of U.S. Bancorp
Milwaukee, WI 53202			Fund Services, LLC
Age: 39

** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

THE KENSINGTON FUNDS

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INVESTMENT ADVISER
Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Kensington Funds

By (Signature and Title)* /s/ John P. Kramer
John P. Kramer, President

Date    9/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ John P. Kramer
John P. Kramer, President

Date   9/6/06

By (Signature and Title)* /s/ Cynthia M. Yee
Cynthia M. Yee, Treasurer

Date  8/30/06

* Print the name and title of each signing officer under his or her signature.